UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

i-80 GOLD CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF ANNUAL AND SPECIAL MEETING

AND

MANAGEMENT INFORMATION CIRCULAR

FOR THE SHAREHOLDERS OF

i-80 GOLD CORP.

TO BE HELD ON JUNE 17, 2025

April 24, 2025

This Management Information Circular is first being mailed to shareholders of i-80 Gold Corp. on or about May [•], 2025.

i-80 GOLD CORP.

5190 Neil Road, Suite 460

Reno, Nevada USA 89502

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the annual and special meeting (the “Meeting”) of the shareholders (the “Shareholders”) of i-80 Gold Corp. (the “Corporation” or the “Company”) will be held on Tuesday, June 17, 2025 at 1:00 p.m. (Toronto time) at the offices of Bennett Jones LLP at One First Canadian Place, 100 King St. West, Suite 3400, Toronto, Ontario, M5X 1A4, for the following purposes:

1.	to receive the audited financial statements of the Corporation for the financial year ended December 31, 2024, together with the report of the auditor thereon;

2.	to set the number of directors at seven;

3.	to elect the directors of the Corporation for the ensuing year;

4.	to appoint the auditor of the Corporation for the ensuing year and to authorize the directors of the Corporation to fix the remuneration of the auditor;

5.

to consider, and if deemed advisable, pass, with or without variation, an ordinary resolution, to ratify, confirm and approve an “Advance Notice Policy” as more particularly described in the accompanying Proxy Statement; and

6.	to transact such other business as may properly be brought before the Meeting or any adjournment thereof.

Particulars of the foregoing matters are set forth in the accompanying management information circular (the “Circular”, also referred to as the “Proxy Statement”). Please review the Circular carefully and in full prior to voting in relation to the matters set out above as the Circular has been prepared to help you make an informed decision on such matters.

The board of directors of the Corporation (the “Board”) has fixed the close of business on April 23, 2025, as the record date (the “Record Date”) for the determination of Shareholders entitled to receive notice of, and to vote at, the Meeting. Only Shareholders whose names have been entered in the register of Shareholders as of the close of business on the Record Date will be entitled to receive notice of, and to vote at, the Meeting.

All Shareholders are urged to vote on the matters before the Meeting by proxy, which can be submitted electronically, by mail or by telephone as further described herein. Changes to the Meeting date and/or means of holding the Meeting may be announced by way of press release, which would be filed on SEDAR+ (www.sedarplus.ca) and on EDGAR (www.sec.gov) under the Corporation’s issuer profile. Please monitor the Corporation’s press releases and the Corporation’s website for updated information up until the date of the Meeting. We do not intend to prepare an amended management information circular in the event of changes to the Meeting format. Whether or not you are able to attend the Meeting, you are encouraged to provide voting instructions on the enclosed form of proxy as soon as possible. To be included at the Meeting, your completed and executed form of proxy must be received by TSX Trust Company, Suite 301, 100 Adelaide Street West, Toronto, Ontario, M5H 4H1, no later than 1:00 p.m. (Toronto time) on Friday, June 13, 2025 (or no later than 48 hours (excluding Saturdays, Sundays and holidays) prior to any reconvened Meeting in the event of an adjournment of the Meeting) or deposited with the Chairman of the Meeting prior to the commencement of the Meeting or any adjournment thereof. Voting instructions may also be provided by internet or facsimile by following the instructions on the form of proxy. Shareholders may contact TSX Trust for assistance via email at tsxtis@tmx.com or by calling 416-342-1091 (local) or 1-866-600-5869 (toll-free).

In order to reduce printing and mailing costs and as a matter of good environmental stewardship, we will be providing access to the proxy materials over the Internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. As a result, on or about May [•], 2025, we will be sending to most of the Shareholders a notice of availability of proxy materials instead of a paper copy of the Proxy Statement. Shareholders that would like to receive a paper copy may do so by following the instructions in the Proxy Statement.

DATED at Toronto, Ontario this 24th day of April, 2025.

BY ORDER OF THE BOARD

(Signed) “Richard Young”
Chief Executive Officer and Director

i-80 GOLD CORP.

MANAGEMENT INFORMATION CIRCULAR

April 23, 2025

This management information circular (the “Circular” or “Proxy Statement”) is furnished in connection with the solicitation of proxies by the management of i-80 Gold Corp. (the “Corporation”) for use at the annual and special meeting (the “Meeting”) of the shareholders of the Corporation (the “Shareholders”) to be held at 1:00 p.m. (Toronto time) on Tuesday, June 17, 2025 and at all adjournments thereof, at the offices of Bennett Jones LLP located at One First Canadian Place, 100 King Street West, Suite 3400, Toronto, Ontario, M5X 1A4, for the purposes set forth in the accompanying notice of meeting (the “Notice of Meeting”). The ability to participate and vote at the Meeting is limited to Shareholders who are present at the Meeting in person or by proxy.

Should any changes to the Meeting format occur, the Corporation will announce any and all such changes by way of news release, which will be filed under the Corporation’s profile on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov.

All dollar amounts in this Circular are expressed in United States dollars, except as otherwise indicated. References to “$” or “US$” are to United States dollars and references to “C$” are to Canadian dollars.

Record Date

The board of directors (the “Board”) of the Corporation has fixed April 23, 2025, as the record date for the determination of Shareholders entitled to receive notice of the Meeting (the “Record Date”). Only Shareholders of record on the Record Date and their duly appointed proxyholders are entitled to attend and vote at the Meeting. As at April 23, 2025, there were 443,358,811 Common Shares issued and outstanding. Each Common Share will entitle the holder thereof to one vote at the Meeting.

GENERAL PROXY INFORMATION

Notice-and-Access

In accordance with the “notice and access” rules of the SEC (as defined below), instead of mailing a printed copy of the proxy materials to all Shareholders, we have elected to furnish such materials to Shareholders by providing access to these documents over the Internet. Accordingly, on or about May [xx], 2025, we sent a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) to most of our Shareholders. These Shareholders have the ability to access the proxy materials on a website referred to in the Notice of Internet Availability or request to receive a printed set of the proxy materials by calling the toll-free number found on the Notice of Internet Availability. We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help save natural resources and reduce the cost to print and distribute the proxy materials.

Solicitation of Proxies

The solicitation of proxies will be made primarily by mail pursuant to the “notice and access” procedures described above and may be supplemented by telephone or other personal contact by the directors, officers and employees of the Corporation. Directors, officers and employees of the Corporation will not receive any extra compensation for such activities. The Corporation may also retain, and pay a fee to, one or more professional proxy solicitation firms to solicit proxies from the Shareholders in favor of the matters set forth in the Notice of Meeting. The Corporation may pay brokers or other persons holding common shares of the Corporation (“Common Shares”) in their own names, or in the names of nominees, for their reasonable expenses for sending forms of proxy and this Circular to beneficial owners of Common Shares and obtaining proxies therefrom. The cost of any such solicitation will be borne by the Corporation.

No person is authorized to give any information or to make any representation other than those contained in this Circular and, if given or made, such information or representation should not be relied upon as having been authorized by the Corporation. The delivery of this Circular shall not, under any circumstances, create an implication that there has not been any change in the information set forth herein since the date hereof.

Appointment of Proxies

A registered holder of Common Shares (a “Registered Shareholder”) may vote in person at the Meeting or may appoint another person to represent such Registered Shareholder as proxy and to vote the Common Shares of such Registered Shareholder at the Meeting. In order to appoint another person as proxy, such Registered Shareholder must complete, execute and deliver the form of proxy accompanying this Circular, or another proper form of proxy, in the manner specified in the Notice of Meeting.

The persons named in the form of proxy accompanying this Circular are directors and/or officers of the Corporation. A Shareholder has the right to appoint a person (who need not be a Shareholder), other than the persons designated in the form of proxy, to represent such Shareholder at the Meeting and at any adjournment thereof. Such right may be exercised by either striking out the names of the persons specified in the form of proxy and inserting the name of the person to be appointed in the blank space provided in the form of proxy, or by completing another proper form of proxy and, in either case, delivering the completed and executed form of proxy to TSX Trust Company, Suite 301, 100 Adelaide Street West, Toronto, Ontario, M5H 4H1, no later than 1:00 p.m. (Toronto time) on Friday, June 13, 2025 (or no later than 48 hours (excluding Saturdays, Sundays and holidays) prior to any reconvened Meeting in the event of an adjournment of the Meeting), or depositing the completed and executed form of proxy with the Chairman of the Meeting prior to the commencement of the Meeting or any adjournment thereof. Voting instructions may also be provided by internet or facsimile by following the instructions on the form of proxy. Shareholders may also fax the executed form of proxy via 416-595-9593 or vote online at www.voteproxyonline.com using their 12-digit control number located on their form of proxy.

Revocation of Proxies

A Registered Shareholder who has given a proxy may revoke it by an instrument in writing executed by the Registered Shareholder or by his, her or its attorney authorized in writing or, where the Registered Shareholder is a corporation, by a duly authorized officer or attorney of the corporation, and delivered to the Corporation’s registrar and transfer agent, TSX Trust Company, by fax via (416) 595-9593 or at the following address: 100 Adelaide Street West, Suite 301, Toronto, Ontario, M5H 4H1 at any time up to and including the last business day preceding the day of the Meeting, or if adjourned, any reconvening thereof, or to the Chairman of the Meeting on the day of the Meeting or, if adjourned, any reconvening thereof or in any other manner provided by law. A revocation of a proxy does not affect any matter on which a vote has been taken prior to the revocation.

Exercise of Discretion by Proxies

The Common Shares represented by an appropriate form of proxy will be voted or withheld from voting on any ballot that may be conducted at the Meeting, or at any adjournment thereof, in accordance with the instructions of the Shareholder contained on the form of proxy. In the absence of instructions, such Common Shares will be voted in favor of each of the matters described in the Notice of Meeting.

The enclosed form of proxy, when properly completed and signed, confers discretionary authority upon the persons named therein to vote on any amendments to, or variations of, the matters described in the Notice of Meeting and on other matters, if any, which may properly be brought before the Meeting or any adjournment thereof. As at the date hereof, management of the Corporation knows of no such amendments or variations or other matters to be brought before the Meeting. However, if any other matter which is not now known to management of the Corporation should properly be brought before the Meeting, or any adjournment thereof, the Common Shares represented by such form of proxy will be voted on such matter in accordance with the judgment of the person named as proxy thereon.

Signing of Proxy

The form of proxy must be signed by the Shareholder or by the duly appointed attorney thereof authorized in writing or, if the Shareholder is a corporation, by an authorized officer of such corporation. A form of proxy signed by the person acting as attorney of the Shareholder or in some other representative capacity, including an officer of a corporation which is a Shareholder, should indicate the capacity in which such person is signing. A Shareholder or his or her attorney may sign the form of proxy or a power of attorney authorizing the creation of a proxy by electronic signature provided that the means of electronic signature permits a reliable determination that the document was created or communicated by or on behalf of such Shareholder or by or on behalf of his or her attorney, as the case may be.

For those Shareholders who receive a Notice of Internet Availability, the Notice of Internet Availability provides information on how to access their proxy on the Internet, which contains instructions on how to vote. If you received a Notice of Internet Availability, you may request a printed copy of the proxy materials by following the instructions contained in the Notice of Internet Availability. See “Notice-and-Access” above.

Non-Registered Shareholders

Only Registered Shareholders of the Corporation and duly appointed proxyholders are permitted to attend and vote at the Meeting. The Common Shares of a non-registered Shareholder (a “Non-Registered Shareholder”) who beneficially owns Common Shares will generally be registered in the name of either:

(a)

an intermediary (an “Intermediary”) with whom the Non-Registered Shareholder deals in respect of the Common Shares (including, among others, banks, trust companies, securities dealers or brokers, trustees or administrators of a self-administered registered retirement savings plan, registered retirement income fund, registered education savings plan and similar plans); or

(b)	a clearing agency (such as CDS Clearing and Depository Services Inc. or the Depository Trust Company) of which the Intermediary is a participant.

There are two kinds of beneficial owners: objecting beneficial owners (“OBOs”) who object to their name being made known to issuers of securities which they own, and non-objecting beneficial owners (“NOBOs”) who do not object to their name being made known to issuers of securities which they own.

With respect to Non-Registered Shareholders, the Corporation has distributed copies of the Notice of Internet Availability or the Notice of Meeting, this Circular and the accompanying form of proxy (collectively, the “Meeting Materials”) to the Intermediaries for onward distribution to Non-Registered Shareholders. The Corporation will pay for an Intermediary to forward proxy materials to Non-Registered Shareholders. In certain circumstances, Intermediaries are required to forward the Meeting Materials to Non-Registered Shareholders unless the Non-Registered Shareholders have waived the right to receive them. Intermediaries often use service companies to forward the Meeting Materials to Non-Registered Shareholders. See “Notice-and-Access”.

Subject to and in accordance with the notice and access procedures described above, generally, Non-Registered Shareholders who have not waived the right to receive Meeting Materials will be given either:

(a)

a voting instruction form which is not signed by the Intermediary and which, when properly completed and signed by the Non-Registered Shareholder and returned to the Intermediary or its service company, will constitute voting instructions which the Intermediary must follow. Typically, the voting instruction form will consist of a one-page pre-printed form. Sometimes, instead of the one-page pre-printed form, the voting instruction form will consist of a regular printed proxy form accompanied by a page of instructions which contains a removable label with a bar-code and other information. In order for the voting instruction form to validly constitute a form of proxy, the Non-Registered Shareholder must remove the label from the instructions and affix it to the form of proxy, properly complete and sign the form of proxy and submit it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company; or

(b)

a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of Common Shares beneficially owned by the Non-Registered Shareholder but which is otherwise not completed by the Intermediary. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the Non-Registered Shareholder when submitting the proxy. In this case, the Non-Registered Shareholder who wishes to submit a proxy should properly complete the form of proxy and deposit it with TSX Trust Company, Suite 301, 100 Adelaide Street West, Toronto, Ontario, M5H 4H1.

In either case, the purpose of these procedures is to permit Non-Registered Shareholders to direct the voting of the Common Shares they beneficially own. Should a Non-Registered Shareholder who receives either a voting instruction form or a form of proxy wish to attend the Meeting and vote (or have another person attend and vote on behalf of the Non-Registered Shareholder), the Non-Registered Shareholder should strike out the names of the persons named in the form of proxy and insert the Non-Registered Shareholder’s (or such other person’s) name in the blank space provided or, in the case of a voting instruction form, follow the directions indicated on the form. Non-Registered Shareholders should carefully follow the instructions of their Intermediaries and their service companies, including those instructions regarding when and where the voting instruction form or the form of proxy is to be delivered. See “Notice-and-Access”, above.

A Non-Registered Shareholder who has submitted a voting instruction form or form of proxy may revoke it by contacting the Intermediary through which the Common Shares of such Non-Registered Shareholder are held and following the instructions of the Intermediary respecting the revocation of proxies.

Quorum

The quorum for the transaction of business at any meeting of holders of Common Shares is two Shareholders entitled to vote that the meeting whether in person or by proxy who hold, in the aggregate, at least 5% of the issued and outstanding Common Shares. In the event that a quorum is not present within one-half hour from the time set for the holding of the Meeting, the Meeting stands adjourned to same day in the next week, at the same time and place.

Voting Standards

Broker non-votes occur when a beneficial owner who holds Common Shares through a broker does not provide the broker with voting instructions as to any matter on which the broker is not permitted to exercise its discretion and vote without specific instruction. As a result, the broker will inform the inspector of election that it does not have the authority to vote on the matter with respect to those Common Shares. Broker non-votes may exist in connection with the election of directors and all proposals considered at the Meeting other than the appointment of auditors and the setting of the number of directors at seven.

Broker non-votes will be counted for purposes of establishing a quorum. However, if a quorum is present, broker non-votes will not be counted as votes in favor of such matter or, in the case of election of directors, as votes “withheld” with respect to such election, and also will not be counted as Common Shares voting on such matter. Accordingly, abstentions and broker non-votes will have no effect on the voting on any matter proposed for consideration at the Meeting.

The following chart describes the proposals to be considered at the meeting, the voting options, the vote required for each matter, and the manner in which votes will be counted:

Matter	Voting Options	Required Vote	Impact of Abstentions or Broker Non-Votes
Setting the Number of Directors at Seven	For; Against	Simple majority of votes cast	No effect. (Brokers are permitted to exercise their discretion and vote without specific instruction on this matter. Accordingly, there are no broker non-votes.)

Election of Directors	For; Withhold	Plurality of votes – the seven nominees receiving the highest number of votes at the meeting will be elected*	No effect. Abstentions and broker non-votes will not be counted in favor or against the proposal.

Appointment of Auditor	For; Withhold	Simple majority of votes cast (only votes “for” are considered votes cast)	No effect (Brokers are permitted to exercise their discretion and vote without specific instruction on this matter. Accordingly, there are no broker non-votes.)

Approval of Advance Notice Policy	For; Against	Simple majority of votes cast	No effect. Abstentions and broker non-votes will not be counted in favor or against the proposal.

In an uncontested election, if the number of votes “withheld” for any nominee exceeds the number of votes “for” the nominee, then the Majority Voting Policy requires that the nominee shall tender their written resignation to the Chair of the Board. See “Statement of Corporate Governance Practices” for a description of the Corporation’s Majority Voting Policy.

The Board of Directors unanimously recommends that Shareholders vote FOR Setting the Number of Directors at Seven, the Election of Directors, the Appointment of Auditors and the approval of the Advance Notice Policy.

VOTING SECURITIES

The Board has fixed April 23, 2025, as the record date for the determination of the Shareholders entitled to receive notice of the Meeting. Shareholders of record at the close of business on April 23, 2025, will be entitled to vote at the Meeting and at all adjournments thereof.

As at April 23, 2025, there were 443,358,811 Common Shares issued and outstanding. Each Common Share will entitle the holder of record thereof to one vote at the Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

The following table sets forth certain information regarding the direct ownership of Common Shares as of April 23, 2025 by: (i) each of the Corporation’s directors; (ii) each of the Named Executive Officers; (iii) all of the Corporation’s current executive officers and directors as a group; and (iv) each person or entity known to us to own beneficially more than 5% of our Common Shares. Except as set out below, the Corporation is not aware of any person or entity who owns more than 5% of the outstanding Common Shares.

Beneficial ownership is determined in accordance with the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”). Common Shares underlying convertible securities that are exercisable within 60 days following April 23, 2025 are deemed to be outstanding and beneficially owned by the holder for the purpose of computing share and percentage ownership of that holder but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, to the Corporation’s knowledge and as affected by applicable community property laws, all persons listed below have sole voting and investment power for all Common Shares shown as beneficially owned by them. The information concerning the beneficial ownership of our officers and directors is based solely on information provided by those individuals. Unless otherwise indicated, the address for the following Shareholders is c/o i-80 Gold Corp., Suite 2500 Park Place, 666 Burrard Street, Vancouver, British Columbia, V6B 2X8.

Beneficial Owner	Number Beneficially Owned(1)	Percent Beneficially Owned(1)
Named Executive Officers and Directors
Richard Young(2)(7)	3,042,000	0.69%
Ryan Snow(2)(8)	165,000	0.04%
Matthew Gili(2)(9)	191,194	0.04%
David Savarie(2)(10)	257,450	0.06%
Ron Clayton(2)(11)	280,000	0.06%
Eva Bellissimo(2)(12)	58,435	0.01%
John Begeman(2)(13)	954,910	0.21%
John Seaman(2)(14)	336,942	0.07%
Arthur Einav(2)	Nil	N/A
Christina McCarthy(2)(6)(15)	542,728	0.12%
Cassandra Joseph(2)	Nil	N/A
All current directors and executive officers as a group (11 total)	5,828,659	1.31%
5%+ Shareholders
Daniel Kaufman(3)	39,063,734	8.81%
Orion Resource Partners (USA) LP(4)	60,857,356	13.73%
Sprott Inc.(5)	23,951,673	5.40%
	123,872,763	27.94%

Notes:

*	Less than 1%.
(1)	The number of Common Shares beneficially owned and the percentage of Common Shares beneficially owned are based on 443,358,811 Common Shares issued and outstanding as of April 23, 2025.
(2)

Number of Beneficially Owned for each individual refers to currently held Common Shares of the Corporation and does not include deferred share units (DSUs), performance share units (PSUs), restricted share units (RSUs) or incentive stock options (Options) held by such individuals, unless those convertible securities are exercisable within 60 days of the Record Date (April 23, 2025).

(3)

This information is based solely on a Schedule 13G filed by Daniel Kaufman with the SEC on January 8, 2025, which reported ownership as of December 31, 2024 (the “Kaufman 13G”). According to the Kaufman 13G, Mr. Kaufman has sole voting power and sole dispositive power with respect to 39,063,734 Common Shares. The address of Mr. Kaufman is PO Box 495, Palmer, PR 00721.

(4)

This information is based solely on a Schedule 13G/A filed by Orion Resource Partners (USA) LP (“Orion”) with the SEC on November 11, 2024, which reported ownership as of September 30, 2024 (the “Orion 13G”). According to the Orion 13G, Orion has sole voting power and sole dispositive power with respect to 60,857,356 Common Shares. The address of Orion is 1045 Avenue of the Americas, New York, NY 10018. For clarity, the 60,857,356 total is comprised for the following: (i) 9,342,887 Common Shares held directly by Fund II; (ii) 9,574,689 Common Shares held directly by Fund III; (iii) 11,808,788 Common Shares that Orion has the right to acquire upon conversion of warrants (“Warrants”) held directly by Fund III; and (iv) 30,130,992 Common Shares that Orion has the right to acquire upon conversion of $50,000,000 in principal, plus accrued interest, of a convertible loan (the “Convertible Loan”) held directly by Fund III.

(5)

This information is based solely on a Schedule 13G/A jointly filed by Sprott Inc. (“Sprott”) and Sprott Asset Management USA Inc. (“Sprott USA”) with the SEC on November 11, 2024, which reported ownership as of September 30, 2024 (the “Sprott 13G”). According to the Sprott 13G, Sprott has shared voting power and shared dispositive power with respect to 23,951,673 Common Shares, and Sprott USA has shared voting power and shared dispositive power with respect to 19,647,798 Common Shares. The address of Sprott is 200 Bay Street, Suite 2600, Toronto, ON M5J 2J1. The address of Sprott USA is 320 Post Road, Suite 230, Darien CT 06820.

(6)	Ms. McCarthy will not be standing for re-election at the Meeting.
(7)	Mr. Young beneficially owns 3,042,000 common shares.
(8)	Mr. Snow beneficially owns 165,000 common shares.
(9)	Mr. Gili beneficially owns 191,194 common shares.
(10)	Mr. Savarie beneficially owns 257,450 common shares.
(11)	Mr. Clayton beneficially owns 280,000 common shares.
(12)	Ms. Bellissimo beneficially owns 22,435 common shares and 36,000 Options that are exercisable within 60 days of the Record Date.
(13)	Mr. Begeman beneficially owns 767,710 common shares and 187,200 Options that are exercisable within 60 days of the Record Date.
(14)	Mr. Seaman beneficially owns 296,942 common shares and 40,000 Options that are exercisable within 60 days of the Record Date.
(15)	Ms. McCarthy beneficially owns 542,728 common shares.

BUSINESS OF THE MEETING

1.	Receiving the Financial Statements

The audited financial statements of the Corporation for the financial year ended December 31, 2024, together with the report of the auditor thereon, have been mailed to the Corporation’s registered and beneficial Shareholders who requested to receive them. The financial statements are also available on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov. The financial statements of the Corporation for the year ended December 31, 2024, together with the report of the auditor thereon, will be placed before the Meeting.

2.	Setting the Number of Directors

Management proposes to nominate the persons named under the heading “Election of Directors” for election as directors of the Corporation. It is proposed to set the number of directors at seven. This requires the approval of the Shareholders by an ordinary resolution, which approval is being sought at the Meeting. The persons named in the form of proxy accompanying this Circular intend to vote FOR the number of directors of the Corporation to be set at seven, unless the Shareholder who has given such proxy has directed that the Common Shares represented by such proxy be voted against setting the number of directors of the Corporation at seven.

3.	Election of Directors

The directors of the Corporation are to be elected in accordance with the Corporation’s majority voting policy (see “Statement of Corporate Governance Practices – Majority Voting Policy”). Each director elected will hold office until the close of the next annual meeting of the Shareholders following his or her election unless his or her office is earlier vacated in accordance with the articles of the Corporation.

The following table sets forth certain information regarding each of the persons nominated for election as a director of the Corporation, including their name, age, residence, principal occupation, the date on which they became a director of the Corporation and the number of Common Shares, deferred share units (“DSUs”), restricted share units (“RSUs”), performance share units (“PSUs”) and incentive stock options (“Options”), each of which are issued and governed by the Corporation’s Omnibus Incentive Plan, as well as Warrants of the Corporation beneficially owned by each nominee or over which each nominee exercises control or direction.

Ron Clayton, Non-Executive Chairman (1)(2)
Principal Occupation Mining Executive	Age: 66 Residence: Nevada, USA Director since: April 2021 Independent	Previous Voting Results 2024: 94% For 2023: 99% For 2022: 99% For

Mr. Clayton is currently serving as director and Non-Executive Chairman of the Corporation. Mr. Clayton previously acted as President and Chief Executive Officer of 1911 Gold Corporation (January 2019 to March 2022) and as a director of 1911 Gold Corporation (December 2018 to May 2022), a director of Gold Standard Ventures Corporation (January 2018 to August 2022), a director of Mayfair Gold Corporation (June 2020 to May 2021), President, Chief Executive Officer and a director of Tahoe Resources Inc. (August 2016 to June 2018), Chief Operating Officer of Tahoe Resources Inc. (March 2010 to August 2016) and Vice President, Operations of Hecla Mining Co. (October 2002 to March 2010). Mr. Clayton earned his Bachelor of Science degree in Mining Engineering from the Colorado School of Mines. He is also a graduate of the Tuck Executive Program at Dartmouth College.

2024 Meeting Attendance					2024 Compensation
Board			7 of 7		Total cash retainer(1)	$85,000
Technical, Safety & Sustainability Committee (“TS&S Committee”) (Chair)			3 of 3		Value of DSU Grants	$130,000

Securities Held		Market Value(2)			Other Directorships with Reporting Issuers
Common Shares(3)	280,000	$	[	•]	None.
Options(4)	345,635	$	[	•]
DSUs (4)	116,135	$	[	•]
Warrants(4)	40,000	$	[	•]
Minimum Share Ownership Requirement(4)			Achieved

Areas of Expertise (Top 6)

• Technical – Mining (Primary)	• Health & Safety (Primary)

• Governance (Primary)	• ESG / Sustainability (Secondary)

• Strategic Leadership (Primary)	• Risk Management (Secondary)

Notes

(1)

Cash retainer is paid in four equal installments, quarterly in arrears. May be taken 100% in cash, 100% by way of DSU (in accordance with the Corporation’s Omnibus Incentive Plan), or partly in cash and partly in DSUs.

(2)	Market Value is calculated as at the Record Date (April 23, 2025) using the closing price of our Common Shares on the NYSE American on that date.
(3)	The information as to the number of Common Shares beneficially owned, controlled or directed has been furnished by the respective nominee as of the Record Date.
(4)	As at the Record Date.

Richard Young, Chief Executive Officer and Director
Principal Occupation Mining Executive	Age: 62 Residence: Ontario, Canada Director since: September 2024 Non-Independent	Previous Voting Results 2024: N/A 2023: N/A 2022: N/A

Prior to joining i-80 Gold in September of 2024, Mr. Young served as President and CEO of Argonaut Gold from December 2022 until it was acquired by Alamos Gold Inc. in July of 2024. Prior to that Mr. Young was the founder and eventually CEO of Teranga Gold Corporation, playing a key role in Teranga’s transformation from a single asset producer into a successful low-cost, mid-tier gold producer that was ultimately acquired by Endeavour Mining PLC in 2021 for more than C$2.5B. During his career, Mr. Young has been responsible for implementing award-winning sustainability programs, including the 2008 and 2017 PDAC Sustainability Award, and the 2020 UN Global Compact Canada SDG Accelerator Award. Mr. Young is a Charted Professional Accountant.

2024 Meeting Attendance(1)						2024 Compensation(2)
Board				3 of 3	(3)	Total cash retainer	N/A
						Value of DSU Grants	N/A

Securities Held			Market Value(5)			Other Directorships with Reporting Issuers
Common Shares(4)	3,042,000		$	[	●]	None.
RSUs	1,401,869	(6)	$	[	●]
PSUs	[●]	(6)	$	[	●]
Minimum Share Ownership Requirement(7)				Achieved

Areas of Expertise (Top 6)

• Accounting & Tax (Primary)	• Strategic Leadership (Primary)

• Governance (Primary)	• Capital Markets (Secondary)

• Mining Industry (Primary)	• ESG / Sustainability (Secondary)

Notes

(1)	As the CEO, Mr. Young is not a formal member of the standing committees of the Board, however he does attend all committee meetings on the invitation of the Chair.
(2)	As an executive director, Mr. Young is not compensated separately for his service on the Board or attendance at any standing committees of the Board.
(3)	Mr. Young was appointed to the Board on September 18, 2024. The information relating to his Board attendance is provided only in respect of the period September 18, 2024 to December 31, 2024.
(4)	The information as to the number of Common Shares beneficially owned, controlled or directed has been furnished by the respective nominee as of the Record Date.
(5)	Market Value is calculated as at the Record Date (April 23, 2025) using the closing price of our Common Shares on the NYSE American on that date.
(6)

Amount does not include the $750,000 of RSUs and PSUs granted to Mr. Young – on a 3-year cliff vesting basis—in February of 2025 as they have not been issued into RSUs and PSUs since the Corporation has remained in blackout since that time.

(7)	As at the Record Date.

Eva Bellissimo, Director (1)(1)
Principal Occupation Lawyer	Age: 49 Residence: Ontario, Canada Director since: April 2021 Independent	Previous Voting Results 2024: 95% For 2023: 95% For 2022: 91% For

Ms. Bellissimo is the Practice Group Leader for the National Business Law Group and co-leads the Global Metals & Mining Group at McCarthy Tétrault LLP, a leading national law firm with offices in Canada, New York and London, where she has practiced since 2018, having been with a different law firm prior to such time. Ms. Bellissimo brings to i-80 Gold a wide breadth of legal, financing, cross-border M&A and corporate governance expertise. With more than 20+ years of experience in the mining industry, Ms. Bellissimo has been a trusted advisor to numerous companies in the sector, having led hundreds of transactions. Named one of the Top 25 Most Influential Lawyers in Canada and recognized by Chambers Canada for her resource sector expertise, Ms. Bellissimo has developed a strong reputation as a strategic lawyer and advisor. Ms. Bellissimo also lectures on Mining Finance at the Osgoode Certificate in Mining Law Program.

2024 Meeting Attendance					2024 Compensation
Board			6 of 7		Total cash retainer(1)	$60,000	(2)
Corporate Governance & Nominating Committee (“CG&N Committee”) (Chair)			2 of 2	(3)	Value of DSU Grants	$105,000

Securities Held		Market Value(4)			Other Directorships with Reporting Issuers
Common Shares(5)	22,435	$	[	●]	Li-FT Power Corporation	Director
Options(6)	169,698	$	[	●]
DSUs(6)	210,092	$	[	●]
Minimum Share ownership requirement(6)			Achieved

Areas of Expertise (Top 6)

• Legal (Primary)	• Governance (Primary)

• Strategic Leadership (Primary)	• Finance & Capital Markets (Secondary)

• Mining Industry (Secondary)	• Human Resources / Compensation (Secondary)

Notes

(1)

Cash retainer is paid in four equal installments, quarterly in arrears. May be taken 100% in cash, 100% by way of DSU (in accordance with the Corporation’s Omnibus Incentive Plan), or partly in cash and partly in DSUs.

(2)	For the year 2024, Ms. Bellissimo received her director fees in the form of DSUs in lieu of cash.
(3)

While the CG&N Committee met only twice on a formal annual work plan basis in 2024, members of this Committee met informally on over 20 separate occasions, at the request of the Board, to oversee the search and evaluation process for the Corporation’s new CEO during the course of 2024.(3) While the CG&N Committee met only twice on a formal annual work plan basis in 2024, members of this Committee met informally on over 20 separate occasions, at the request of the Board, to oversee the search and evaluation process for the Corporation’s new CEO during the course of 2024.

(4)	Market Value is calculated as at the Record Date (April 23, 2025) using the closing price of our Common Shares on the NYSE American on that date.
(5)	The information as to the number of Common Shares beneficially owned, controlled or directed has been furnished by the respective nominee as of the Record Date.
(6)	As at the Record Date.

John Begeman, Director (1)(2)(3)(4)
Principal Occupation Professional Mining Engineer	Age: 71 Residence: South Dakota, USA Director since: April 2021 Independent	Previous Voting Results 2024: 82% For 2023: 91% For 2022: 98% For

Mr. Begeman is a Professional Mining Engineer with over 40 years of mining experience. Along with i-80 Gold, he is also a director for Allied Gold Corp and Pan American Silver. He recently sat on the board of directors of Yamana Gold Inc. He served on the board of Premier Gold Mines Limited in 2006 and became its Chairman in 2015. He has previously served as the President and Chief Executive Officer of Avion Gold Corporation (2008 to 2012), President and Chief Executive Officer and director of Valencia Ventures Ltd. (2008 to 2010), Chief Operating Officer of Zinifex Canada Inc. (2006 to 2008) and as Vice President, Western Operations of Goldcorp from 2000 to 2006. Mr. Begeman holds a B.S. in Mining Engineering, an M.S. in Engineering Management and an MBA. He has completed the Rotman-ICD Directors Education program and is a member of the Institute of Corporate Directors with the ICD.D designation. He is also a member of the National Association of Corporate Directors and is NACD Directorship Certified.

2024 Meeting Attendance					2024 Compensation
Board			7 of 7		Total cash retainer(1)	$67,500
Compensation Committee (Chair)			3 of 3		Value of DSU Grants	$105,000
Audit Committee			4 of 4
CG&N Committee			2 of 2

Securities Held		Market Value(2)			Other Directorships with Reporting Issuers
Common Shares(3)	767,710	$	[	●]	Pan American Silver Corp.
Options(4)	541,898	$	[	●]	Allied Gold Corporation
DSUs/RSUs(4)	89,163	$	[	●]
Minimum Share Ownership Requirement (4)			Achieved

Areas of Expertise (Top 6)

• Technical – Mining (Primary)	• Strategic Leadership (Primary)

• Governance (Primary)	• ESG / Sustainability (Secondary)

• Government Relations & Regulatory (Secondary)	• Human Resources / Compensation (Secondary)

Notes

(1)

Cash retainer is paid in four equal installments, quarterly in arrears. May be taken 100% in cash, 100% by way of DSU (in accordance with the Corporation’s Omnibus Incentive Plan), or partly in cash and partly in DSUs.

(2)	Market Value is calculated as at the Record Date (April 23, 2025) using the closing price of our Common Shares on the NYSE American on that date.
(3)	The information as to the number of Common Shares beneficially owned, controlled or directed has been furnished by the respective nominee as of the Record Date.
(4)	As at the Record Date.

Arthur Einav, Director (1)(2)
Principal Occupation Lawyer	Age: 49 Residence: Ontario, Canada Director since: April 2021 Independent	Previous Voting Results 2024: 97% For 2023: 99% For 2022: 99% For

Mr. Einav is General Counsel and Senior Managing Director at Sprott Inc., having joined the firm in 2010. Before joining Sprott, Mr. Einav was an associate at Davis Polk & Wardwell LLP and McCarthy Tétrault LLP. He holds a Bachelor of Laws degree and a Masters in Business Administration from Osgoode Hall Law School and the Schulich School of Business. Mr. Einav also holds a Bachelor of Science degree from the University of Toronto, is a member of the Law Society of Upper Canada and the New York State Bar, holds the ICD.D designation from the Institute of Corporate Directors.

2024 Meeting Attendance					2024 Compensation
Board			7 of 7		Total cash retainer(1)	$55,000	(2)
Audit Committee			4 of 4		Value of DSU Grants	$105,000
CG&N Committee			2 of 2

Securities Held		Market Value(3)			Other Directorships with Reporting Issuers
Common Shares(4) Nil			Nil		None.
Options(5)	133,698	$	[	●]
DSUs(5)	214,629	$	[	●]
Minimum Share Ownership Requirement (5)			Achieved

Areas of Expertise (Top 6)

• Legal (Primary)	• Human Resources / Compensation (Secondary)

• Governance (Primary)	• Accounting & Tax (Secondary)

• Capital Markets (Primary)	• Strategic Leadership (Secondary)

Notes

(1)

Cash retainer is paid in four equal installments, quarterly in arrears. May be taken 100% in cash, 100% by way of DSU (in accordance with the Corporation’s Omnibus Incentive Plan), or partly in cash and partly in DSUs.

(2)	For the year 2024, Mr. Einav received his director fees in the form of DSUs in lieu of cash.
(3)	Market Value is calculated as at the Record Date (April 23, 2025) using the closing price of our Common Shares on the NYSE American on that date.
(4)	The information as to the number of Common Shares beneficially owned, controlled or directed has been furnished by the respective nominee as of the Record Date.
(5)	As at the Record Date.

Cassandra Joseph, Director (1)(2)
Principal Occupation Mining Executive	Age: 54 Residence: Nevada, USA Director since: May 2024 Independent	Previous Voting Results 2024: 97% For 2023: N/A 2022: N/A

Ms. Joseph is General Counsel and Corporate Secretary of Ivanhoe Electric. She is a mining industry executive with over 20 years of experience in corporate, environmental and intellectual property law. Before joining Ivanhoe Electric in February of 2023, Ms. Joseph was Senior Vice President and General Counsel for Nevada Copper since 2019. Prior to Nevada Copper, she served as Vice President, Associate General Counsel, Corporate Secretary, and Chief Compliance Officer for Nevada-based Tahoe Resources prior to its sale to Pan American Silver. Ms. Joseph also worked in the Nevada Attorney General’s Office, representing the Division of Environmental Protection, the Division of Water Resources, and other agencies within the Department of Natural Resources. She holds a Juris Doctor from Santa Clara University School of Law and a Bachelor of Arts from the University of California, Berkeley. Ms. Joseph was a director of Bunker Hill Mining Corp. until June of 2024.

2024 Meeting Attendance(1)					2024 Compensation
Board			4 of 4		Total cash retainer(2)	$41,250	(6)
Compensation Committee			1 of 1		Value of DSU Grants	$47,466
TS&S Committee – appointed Chair in February 2025

Securities Held		Market Value(4)			Other Directorships with Reporting Issuers
Common Shares(5)	Nil	$	[	●]	None
Options	Nil	$	[	●]
DSUs(6)	46,057	$	[	●]
Minimum Share Ownership Requirement (6)			In process

Areas of Expertise (Top 6)

• Legal (Primary)	• Governance (Primary)

• Capital Markets (Primary)	• Risk Management (Secondary)

• Government Relations & Regulatory (Primary)	• Environmental (Secondary)

Notes

(1)

Ms. Joseph was elected as a director of the Corporation at the meeting of Shareholders held on May 14, 2024. She was appointed as a member of the Compensation Committee as of May 14, 2024. The information relating to her Board and committee attendance is provided only in respect of the period May 14, 2024 to December 31, 2024.

(2)

Cash retainer is paid in four equal installments, quarterly in arrears. May be taken 100% in cash, 100% by way of DSU (in accordance with the Corporation’s Omnibus Incentive Plan), or partly in cash and partly in DSUs.

(3)	For the year 2024, Ms. Joseph received her director fees in the form of DSUs in lieu of cash.
(4)	Market Value is calculated as at the Record Date (April 23, 2025) using the closing price of our Common Shares on the NYSE American on that date.
(5)	The information as to the number of Common Shares beneficially owned, controlled or directed has been furnished by the respective nominee as of the Record Date.
(6)	As at the Record Date.

John Seaman, Director(1)(2)(3)
Principal Occupation Mining Executive	Age: 58 Residence: Ontario, Canada Director since: April 2021 Independent	Previous Voting Results 2024: 96% For 2023: 99% For 2022: 99% For

Mr. Seaman was the Chief Financial Officer of Premier Gold Mines from August 2006 to June 2012 and Chief Financial Officer of Wolfden Resources Inc. from October 2002 to May 2007. He also sat on the board for Premier as Lead Director. Over the last five years John has been a corporate director and/or officer of various public companies, including Wolfden Resources Corporation, Norseman Silver Inc. and Magna Mining Inc. Mr. Seaman is a member of the Institute of Corporate Directors and has attained the ICD.D designation.

2024 Meeting Attendance					2024 Compensation
Board			7 of 7		Total cash retainer(1)	$65,000
Compensation Committee			3 of 3		Value of DSU Grants	$75,000
Audit Committee (Chair)			4 of 4

Securities Held		Market Value(2)			Other Directorships with Reporting Issuers
Shares(3)	296,942	$	[	●]	Wolfden Resources Corporation
Options(4)	173,698	$	[	●]	Fitzroy Minerals Inc.
DSUs(4)	91,652	$	[	●]	Magna Mining Inc.
Minimum Share Ownership Requirement (4)			Achieved

Areas of Expertise (Top 6)

• Accounting & Tax (Primary)	• Governance (Primary)

• Capital Markets (Primary)	• Strategic Leadership (Secondary)

• Human Resources / Compensation (Secondary)	• Risk Management (Secondary)

Notes

(1)

Cash retainer is paid in four equal installments, quarterly in arrears. May be taken 100% in cash, 100% by way of DSU (in accordance with the Corporation’s Omnibus Incentive Plan), or partly in cash and partly in DSUs.

(2)	Market Value is calculated as at the Record Date (April 23, 2025) using the closing price of our Common Shares on the NYSE American on that date.
(3)	The information as to the number of Common Shares beneficially owned, controlled or directed has been furnished by the respective nominee as of the Record Date.
(4)	As of the Record Date.

Based on the disclosure available on the System for Electronic Disclosure by Insiders, as of the Record Date, the director nominees, as a group, beneficially owned, or exercised control or direction over, directly or indirectly, an aggregate of 5,828,659Common Shares, representing approximately 1.31% on a non-diluted basis.

Other than as described below, none of the nominees for election as a director of the Corporation is, or has been, within the ten years prior to the date hereof:

(a)

a director, chief executive officer or chief financial officer of any company that was subject to a cease trade order, an order similar to a cease trade order or an order that denied such company access to any exemption under securities legislation that was in effect for a period of more than 30 consecutive days and that was issued while that person was acting in the capacity as director, chief executive officer or chief financial officer or that was issued after that person ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in such capacity; or

(b)

a director or executive officer of any company that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

Mr. Arthur Einav was a director of RII North America Inc. on behalf of a company managed by an affiliate of Sprott Inc. On November 19, 2018, RII North America Inc. filed an assignment in bankruptcy under the Bankruptcy and Insolvency Act (Canada).

None of the nominees for election as a director of the Corporation has within the ten years prior to the date hereof:

(a)

become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold his or her assets; or

(b)

has been subject to (i) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or (ii) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

The persons named in the form of proxy accompanying this Circular intend to vote FOR the election of each of the nominees whose names are set forth above, unless the Shareholder who has given such proxy has directed that the Common Shares represented by such proxy be withheld from voting in respect of the election of such nominee. Management of the Corporation does not contemplate that any of the nominees will be unable to serve as a director of the Corporation for the ensuing year, however, if that should occur for any reason at or prior to the Meeting or any adjournment thereof, the persons named in the form of proxy accompanying this Circular have the right to vote for the election of the remaining nominees and may vote for the election of a substitute nominee in their discretion.

4.	Appointment of Auditor

It is proposed that Grant Thornton LLP (USA) (“Grant Thornton”) be appointed as the auditor of the Corporation to hold office until the close of the next annual meeting of the Shareholders and that the directors of the Corporation be authorized to set the auditor’s remuneration. Grant Thornton is currently the auditor of the Corporation and has been the auditor of the Corporation since December 5, 2022.

To the Corporation’s knowledge, a representative from Grant Thornton will be present at the Meeting and will be available to respond to appropriate questions. The representative from Grant Thornton will also be permitted to make a statement if he or she so desires.

The persons named in the form of proxy accompanying this Circular intend to vote FOR the appointment of Grant Thornton as the auditor of the Corporation until the close of the next annual meeting of the Shareholders or until its successor is appointed and the authorization of the directors of the Corporation to fix the remuneration of Grant Thornton, unless the Shareholder who has given such proxy has directed that the Common Shares represented by such proxy be withheld from voting in respect of the appointment of Grant Thornton as the auditor of the Corporation.

5.	Approval of Advance Notice Policy

On March 31, 2025, the CG&N Committee recommended, and the Board adopted and approved, an advance notice policy, the full text of which is appended as Appendix “B” to this Circular (the “Policy”). At the Meeting, Shareholders will be asked to consider, and, if deemed advisable, approve and ratify the Policy. The Policy is currently in effect, and if approved and ratified by Shareholders, the Policy will continue to be effective as the advance notice policy of the Corporation. If the Policy does not receive the requisite shareholder approval at the Meeting, the Policy will terminate and be of no further force or effect immediately after the conclusion of the Meeting.

The Corporation believes the Policy is in the best interests of the Corporation, its shareholders, and other stakeholders as it will: (i) facilitate an orderly and efficient process for holding annual general meetings and, when the need arises, special meetings of its shareholders; (ii) ensure that all shareholders receive adequate advance notice of director nominations and sufficient information regarding all director nominees; and (iii) allow shareholders to register an informed vote for directors of the Corporation after having been afforded reasonable time for appropriate deliberation.

Key Terms of the Advance Notice Policy

The following information is intended as a summary of the key terms of the Policy, which summary is qualified in its entirety by the full text of the Policy as appended to this Circular as Appendix “B”.

The purpose of the Policy is to provide shareholders, directors and management of the Corporation with a clear framework for nominating individuals for election as directors of the Corporation.

The Policy provides for, among other things, a requirement of advance notice to be given by shareholders to the Corporation (the “Notice”) in circumstances where nominations of persons for election to the Board are made by shareholders of the Corporation (such nominating shareholder, the “Nominating Shareholder”) and sets forth the information that a Nominating Shareholder must include in the Notice to the Corporation in order for any nominee to be eligible for election as a director at any annual or special meeting of shareholders. The Policy fixes a deadline by which holders of record of Common Shares of the Corporation must submit director nominations to the Corporation prior to any annual meeting of shareholders or at any special meeting of shareholders at which directors are to be elected. Specifically, the Notice must be provided to the Corporation:

•

in the case of an annual meeting of shareholders (including an annual and special meeting), not later the close of business on the 30th day before the date of the meeting; provided, however, that if the date (the “Notice Date”) on which the first public announcement made by the Corporation of the date of the annual meeting is less than 50 days prior to the meeting date, not later than the close of business on the 10th day following the Notice Date; and

•

in the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting of shareholders was made by the Corporation;

provided that, in either instance, if notice-and-access (as defined in NI 54-101) is used for delivery of proxy related materials in respect of a meeting described above, and the Notice Date in respect of the meeting is not less than 50 days prior to the date of the applicable meeting, the notice must be received not later than the close of business on the 40th day before the applicable meeting (but in any event, not prior to the Notice Date); provided, however, that in the event that the meeting is to be held on a date that is less than 50 days after the Notice Date, notice by the Nominating Shareholder shall be made, in the case of an annual meeting of shareholders, not later than the close of business on the 10th day following the Notice Date and, in the case of a special meeting of shareholders, not later than the close of business on the 15th day following the Notice Date.

The Chair of the meeting will have the power to determine whether any proposed nomination was made in accordance with the provisions set forth in the Policy and, if any proposed nomination is not in compliance with the Policy, must declare that such defective nomination will not be considered at any meeting of shareholders.

Approval of the Advance Notice Policy by Shareholders

At the Meeting, the Shareholders will be asked to consider and, if thought fit, to pass, with or without variation, an ordinary resolution as follows (the “Advance Notice Policy Resolutions”):

UPON MOTION IT WAS RESOLVED THAT:

(1)

the Advance Notice Policy (the “Advance Notice Policy”) of i-80 Gold Corp. (the “Corporation”), a copy of which is attached as Appendix “B” to the Corporation’s Management Information Circular dated April [•], 2025, be and is hereby ratified, confirmed and approved;

(2)

the board of directors of the Corporation be and is hereby authorized, in its sole discretion, to administer the Advance Notice Policy and amend or modify the same from time to time in accordance with the provisions thereof, without further shareholder approval, to reflect the changes required by securities regulatory agencies or stock exchanges, to conform to industry standards, or as otherwise determined to be in the best interests of the Corporation and its shareholders; and

(3)

any one director or officer of the Corporation is hereby authorized and directed to carry out any act for and on behalf of the Corporation and to execute and deliver such deeds, documents and other instruments in writing as he or she in his or her discretion may consider necessary for the purpose of giving effect to these resolutions and to do all such other acts and things as such director or officer may determine to be necessary or advisable to give effect to the intent of these resolutions.

If the Advance Notice Policy Resolutions are approved at the Meeting, the Policy will continue to be in effect in accordance with its terms and conditions beyond the conclusion of the Meeting. Thereafter, the Policy will be subject to review by the Board from time to time and may be amended by majority vote of the Board for the purposes of, among other things, complying with the requirements of applicable securities regulatory agencies or stock exchanges, or so as to meet industry or good governance standards.

If the Advance Notice Policy Resolutions are not approved at the Meeting, the Policy will terminate and be of no further force or effect from and after the termination of the Meeting.

The Board has determined that the Advance Notice Policy is in the best interests of the Corporation and its Shareholders and accordingly, the Board recommends that Shareholders ratify and confirm the adoption of the Advance Notice Policy by voting FOR the Advance Notice Policy Resolutions.

The persons named in the form of proxy accompanying this Circular intend to vote FOR the approval of the Advance Notice Policy Resolutions unless the Shareholder who has given such proxy has directed that the Common Shares represented by such proxy be voted against such resolution.

OTHER BUSINESS

Management is not aware of any matters to come before the Meeting other than those set forth in the Notice of Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the form of proxy to vote the Common Shares represented thereby in accordance with their best judgment on such matter.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Other than as set forth herein, management of the Corporation is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of any person who has been a director or executive officer of the Corporation at any time since the beginning of the Corporation’s last financial year, of any proposed nominee for election as a director of the Corporation, or of any associate or affiliate of any such persons, in any matter to be acted upon at the Meeting other than the election of directors or the appointment of auditors.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Richard Young – Chief Executive Officer & Director

Please refer to the information provided above in the subsection “Election of Directors.”

Matthew Gili – President & Chief Operating Officer

Mr. Gili, age 56, is a Professional Mining Engineer with experience spanning Chief Executive Officer, Chief Operating Officer, Chief Technical Officer and General Manager roles. His deep technical experience included previously being Executive General Manager-Cortez District, leading one of Barrick’s top mining operations in Nevada, following which Matt was promoted to Chief Technical Officer for Barrick. Additional operational experience included roles with Rio Tinto as the Managing Director of the Palabora Mining Company in South Africa and Chief Operating Officer of Oyu Tolgoi in Mongolia. Most recently, as the Chief Executive Officer of Nevada Copper Corporation, Mr. Gili leveraged his broad experience in leading a publicly listed mining corporation. Passionate about Safety & Environmental Stewardship Mr. Gili, was previously Chairman of the Palabora Foundation, Chairman of Mongolian Safety Association (MISA), and is currently on the Management Advisory Board of the University of Nevada – Mackay School of Earth Sciences and Engineering.

Ryan Snow – Chief Financial Officer

Mr. Snow, age 42, is a mining finance professional with over 15 years of experience in financial management and reporting in both Canada and the United States (IFRS and US GAAP), internal controls, M&A, risk management and taxation. Prior to joining i-80, Mr. Snow served most recently as Vice-President of Finance for Nevada Copper, where he helped to secure project financing and restructure debt during the construction and production ramp up of the Pumpkin Hollow mine. Mr. Snow was the Vice-President, Finance and Controller for Tahoe Resources during which time he oversaw the financial aspects of the Sarbanes-Oxley implementation, two business acquisitions, and progressed the Escobal mine in Guatemala and the Shahuindo Mine in Peru through construction to commercial production. He began his professional career at Hecla Mining Company and holds a B.B.A. in Accounting (with distinction) from Gonzaga University.

Dave Savarie – Senior Vice-President & General Counsel

Mr. Savarie, age 52, is an Ontario qualified corporate commercial lawyer with 20+ years of experience in multiple jurisdictions and industries as both inside and outside counsel, senior business executive and company director. For the last 17 years, Mr. Savarie has worked exclusively within the gold mining sector assisting in the development, permitting, financing and operations of projects across Eastern Europe, West Africa and North America. Most recently, Mr. Savarie served as SVP, General Counsel, Corporate Affairs & People at Teranga Gold Corporation until its acquisition in 2021, and thereafter as SVP, General Counsel at Argonaut Gold Inc. until its acquisition in July 2024. Mr. Savarie received his LLB from Queen’s University (Kingston Ontario) in 1999 and prior to that a Bachelor of Arts (History) from the University of Western Ontario.

Curtis Turner – Vice President, Strategic Planning

Mr. Turner, age 51, is a mining professional with over 20 years of experience spanning various facets of the mining industry, including accounting, financial reporting, finance, mergers and acquisitions, strategic planning, permitting, technical operations, and community and government relations. His extensive experience covers both Nevada and international projects. Before joining the Corporation, Mr. Turner held key positions at Argonaut Gold, Yamana Gold, and Meridian Gold, as well as with several junior mining companies, both private and publicly traded. Duing his tenure, he played a critical role in expanding the company from a single mine producing 25,000 ounces annually to an enterprise with three active mines and multiple development projects across various regions. Curtis holds both a B.A. and an M.B.A. from Utah State University.

STATEMENT OF EXECUTIVE COMPENSATION

When used in this section, the term “NEO” or “Named Executive Officer” means each of the following individuals: (i) all individuals who served as the Chief Executive Officer of the Corporation at any time during the last completed fiscal year; (ii) the Chief Financial Officer of the Corporation; (iii) each of the three most highly compensated executive officers of the Corporation, including any of its subsidiaries, or the three most highly compensated individuals acting in a similar capacity, other than the Chief Executive Officer and Chief Financial Officer, at the end of the most recently completed financial year whose total compensation was, individually, more than C$150,000 for that financial year; and (iv) each individual who would be an NEO under paragraph (iii) but for the fact that the individual was neither an executive officer of the Corporation or its subsidiaries, nor acting in a similar capacity, at the end of that financial year. For the financial year ended December 31, 2024, the Named Executive Officers of the Corporation were the following:

•	Ewan Downie, Chief Executive Officer (resigned September 18, 2024);

•	Richard Young, Chief Executive Officer (appointed September 18, 2024)

•	Ryan Snow, Chief Financial Officer;

•	Matthew Gili, President and Chief Operating Officer;

•	Matthew Gollat, Executive Vice-President, Business and Corporate Development (Resigned November 1, 2024);

•	David Savarie, Senior Vice-President General Counsel (appointed November 12, 2024); and

•	Curtis Turner, Vice President, Strategic Planning.

All dollar amounts in this Circular are expressed in United States dollars, except as otherwise indicated. References to “$” or “US$” are to United States dollars and references to “C$” are to Canadian dollars.

Emerging Growth Company Status

The Corporation is an “emerging growth company” as defined in section 3(a) of the Exchange Act (as amended by the JOBS Act, enacted on April 5, 2012). As a result, the Corporation is permitted to rely on exemptions from certain disclosure requirements that are applicable to other companies that are not emerging growth companies. For so long as the Corporation is an emerging growth company, the Corporation will not be required to submit certain executive compensation matters to Shareholders for advisory votes, such as “say-on-pay” and “say-on-frequency” of say-on-pay votes.

The Corporation will continue to qualify as an emerging growth company until the earliest to occur of: (a) the last day of the fiscal year during which the Corporation has total annual gross revenues of US$1,070,000,000 (as such amount is indexed for inflation every five years by the SEC) or more; (b) the last day of the fiscal year of the Corporation following the fifth anniversary of the date of the first sale of common equity securities of the Corporation pursuant to an effective registration statement under the U.S. Securities Act of 1933, as amended; (c) the date on which the Corporation has, during the previous three year period, issued more than US$1,000,000,000 in non-convertible debt; and (d) the date on which the Corporation is deemed to be a “large accelerated filer”, as defined in Rule 12b–2 under the Exchange Act.

Compensation Discussion and Analysis

Compensation Governance

The directors of the Corporation administer the Corporation’s executive compensation policy with advice from the Compensation Committee. The Compensation Committee is responsible for, among other things:

•	reviewing and making recommendations to the Board with respect to the compensation policies and practices of the Corporation;

•

annually reviewing and recommending to the Board for approval the remuneration of the senior officers of the Corporation, namely, the Chief Executive Officer (the “CEO”), the Chief Financial Officer, any Vice-President and any other employee of the Corporation having a comparable position as may be specified by the Board (collectively the “Senior Executives”), with such review being carried out in consultation with the CEO, other than the review of the remuneration of the CEO, for which the CEO may not be present during voting or deliberations relating to his or her compensation;

•	reviewing the goals and objectives of the CEO for the next financial year of the Corporation and providing an appraisal of the performance of the CEO following the completion of each financial year;

•	meeting with the CEO on at least an annual basis to discuss goals and objectives for the other Senior Executives, their compensation and performance;

•

reviewing and making a recommendation to the Board on the hiring or termination of any Senior Executive or on any special employment contract containing, or including, any retiring allowance or any agreement to take effect, or to provide for the payment of benefits, in the event of a termination or change of control of the Corporation affecting, a Senior Executive or any amendment to any such contract or agreement;

•	making, on an annual basis, a recommendation to the Board as to any incentive award to be made to the Senior Executives under any incentive plan or under any employment contract of a Senior Executive;

•	on an annual basis, comparing the total remuneration (including benefits) and the main components thereof of the Senior Executives with the remuneration of peers in the same industry; and

•

annually identifying any risks associated with the compensation policies and practices of the Corporation that are reasonably likely to have a material adverse effect on the Corporation, considering the implications of any such risks and, to the extent deemed necessary by the Committee, establishing practices to identify and mitigate compensation policies and practices that could encourage Senior Executives to take inappropriate or excessive risks.

Compensation Committee

The Compensation Committee ensures that the total compensation paid to the Named Executive Officers is fair, reasonable, and consistent with the Corporation’s compensation philosophy.

For the year ended December 31, 2024, the Compensation Committee was comprised of three (3) members, being Mr. John Begeman (Chair), Mr. John Seaman and Ms. Cassandra Joseph, each of whom was independent. Ms. Cassandra Joseph was appointed to the Compensation Committee as at May 14, 2024 and Mr. Greg Smith, who was a member of the Compensation Committee from January 1, 2024 to May 14, 2024, rotated off the Compensation Committee effective on May 14, 2024. The members of the Compensation Committee have collectively gained extensive compensation-related experience in the mining and finance sectors both as senior officers and as members of the boards of directors and committees of other public and private corporations and through the pursuit of educational opportunities in this area. Each member draws on his or her respective management and governance experience to provide relevant compensation-related guidance on the Corporation’s compensation policies and practices. The Board is confident that the collective experience of the committee members ensures that the Compensation Committee has the knowledge and experience to execute its mandate effectively and to make executive compensation decisions in the best interests of the Corporation.

The specific experience of each committee member for the year ended December 31, 2024, relevant to his responsibilities as a member of the Compensation Committee is summarized below:

Committee Member	Relevant Experience
John Begeman

Mr. Begeman is a Professional Mining Engineer with over 40 years of mining experience. Along with i-80 Gold, he is also a director for Allied Gold Corp and Pan American Silver. He recently sat on the board of directors of Yamana Gold Inc. He served on the board of Premier Gold Mines Limited in 2006 and became its Chairman in 2015. He has previously served as the President and Chief Executive Officer of Avion Gold Corporation from 2008 to 2012, as the President and Chief Executive Officer and director of Valencia Ventures Ltd. from 2008 to 2010, as the Chief Operating Officer of Zinifex Canada Inc. from 2006 to 2008 and as Vice President, Western Operations of Goldcorp from 2000 to 2006. In his capacity for Goldcorp, he was responsible for its surface gold operations in South Dakota and the Industrial Minerals Division in Saskatchewan. Previous to his employment at Goldcorp, Mr. Begeman held various engineering and management positions with Morrison Knudsen Company in the contract mining operations group throughout the Western United States.

Mr. Begeman holds a B.S. in Mining Engineering, an M.S. in Engineering Management and an MBA. He has completed the Rotman-ICD Directors Education program and is a member of the Institute of Corporate Directors with the ICD.D designation. He is also a member of the National Association of Corporate Directors and is NACD Directorship Certified.

John Seaman	Mr. Seaman is a mining executive with over 25 years of experience in the industry, from exploration through development and production. Mr. Seaman was previously the Lead Director of Premier Gold Mines and served as the Chief Financial Officer of Premier Gold Mines, in addition to Wolfden Resources, Pediment Gold Corp and Tembo Gold. Over his career, Mr. Seaman has been a director of various small and mid-tier companies. Mr. Seaman is an ICD.D member of the Institute of Corporate Directors.

Committee Member	Relevant Experience
Cassandra Joseph	Ms. Joseph is General Counsel and Corporate Secretary of Ivanhoe Electric. She is a mining industry executive with over 20 years of experience in corporate, environmental and intellectual property law. Before joining Ivanhoe Electric in February of 2023, Ms. Joseph was Senior Vice President and General Counsel for Nevada Copper. Prior to Nevada Copper, she served as Vice President, Associate General Counsel, Corporate Secretary, and Chief Compliance Officer for Nevada-based Tahoe Resources prior to its sale to Pan American Silver. Ms. Joseph also worked in the Nevada Attorney General’s Office, representing the Division of Environmental Protection, the Division of Water Resources, and other agencies within the Department of Natural Resources. She holds a Juris Doctor from Santa Clara University School of Law and a Bachelor of Arts from the University of California, Berkeley.

Hedging

Named Executive Officers and directors of the Corporation are not permitted to purchase financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars or units of exchange funds, that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the Named Executive Officer or director.

Policies and Practices for Granting Certain Equity Awards

The Compensation Committee is responsible for the review and approval of our policies and practices with respect to granting equity awards. The Compensation Committee typically targets the first quarter of the fiscal year, in concert with the release of the annual results, for granting annual long-term incentive awards to eligible recipients, absent an extraordinary event. The Compensation Committee believes this aligns timing of equity grants with the planning of annual salary increases (also in the first quarter of our fiscal year), allowing a holistic view of total compensation.

The Compensation Committee seeks to structure equity grants so that they are awarded during an open window period as designated by the Corporation’s Insider Trading Policy.

All grants to executive officers are approved by the Board on recommendation of the Compensation Committee itself and not pursuant to any delegated authority.

The Corporation has never had any programs, policies, or practices which are intended to time stock option grants with the release of material, non-public information in a manner that would provide advantageous option exercise prices to grant recipients. Option exercise prices are, in all cases, equal to the closing price of the Common Shares on the date of grant.

During the year ended December 31, 2024, the Corporation did not grant option awards in anticipation of the release of material non-public information or time the release of material non-public information for the purpose of affecting the value of executive compensation.

Risk

The Compensation Committee recognizes that certain elements of compensation could promote unintended inappropriate or excessive risk-taking behaviours; however, the Corporation seeks to ensure that executive compensation packages appropriately balance short-term incentives (e.g., base salary, annual cash bonuses and equity incentive, if applicable) and long-term incentives (e.g., share-based and option-based awards). Base salaries and personal benefits are not subject to performance risk given the stage of the Corporation, as discussed above. To receive the benefit of long-term incentives (share-based and option-based awards), the executive officers must be employed by the Corporation (subject to limited exceptions), thereby better aligning executive performance with the interests of the Corporation and its Shareholders. The Compensation Committee believes that executive compensation risk management is reinforced by ongoing oversight of the Board of, among other things: the Corporation’s financial results, regulatory disclosure, strategic plans, and fraud and error reporting; the Audit Committee’s regular meetings with the external auditors (including without the presence of management); and the Corporation’s internal controls, management information systems and financial control systems.

As a result of the factors discussed above, the Compensation Committee does not believe that its compensation policies and practices are reasonably likely to have a material adverse effect on the Corporation.

Incentive Compensation Recovery Policy (Clawback Policy)

The Board has adopted an Incentive Compensation Recovery Policy to create and maintain a culture that emphasizes integrity and accountability and reinforces the Corporation’s compensation philosophy. The Incentive Compensation Recovery Policy provides for the recovery of erroneously awarded incentive compensation in the event that the Corporation is required to prepare an accounting restatement due to material noncompliance of the Corporation with any financial reporting requirements under the federal securities laws.

Insider Trading Policy

The Board has adopted an Insider Trading Policy applicable to all directors and employees, which is reasonably designed to promote compliance with insider trading laws, rules and regulations and any applicable listing standards. This policy was updated in 2025 to ensure compliance with an amendment to the SEC Rule 10b5-1. The Insider Trading Policy prohibits directors and employees from trading in the Corporation’s securities during blackout periods and while in possession of material non-public information about the Corporation. It also discusses requirements applicable to directors and certain officers regarding obligations to report their transactions in the Corporation’s securities. A copy of the Insider Trading Policy is filed as Exhibit 19 to our most recent Annual Report on Form 10-K.

Approach to Compensation

The following table summarizes the Corporation’s approach to executive compensation in 2024.

What i-80 Gold does:

•	Pay for performance, aligning the interests of executives and shareholders

•	Regularly reviews compensation levels and design vs. industry peers, with support from an independent compensation advisor

•	Positions target compensation around the median of industry peers

•	Balances focus on short-term and longer-term inventive plans

•	Sets performance goals that are mindful of all stakeholders

•	Stress-tests incentive compensation programs and payout scenarios

•	Caps short-term incentive payouts

•	Uses informed judgement in the evaluation of corporate and individual performance and executive pay decisions

•	Requires senior executives and the board of directors to maintain a minimum level of share ownership

•

Has an Incentive Compensation Recovery Policy (Clawback Policy) applicable to incentive plans, providing for the recovery of compensation in the event of an accounting restatement due to material noncompliance of any financial reporting requirements

•	Periodically conducts a review of potential risks that may arise from the executive compensation program

•	Provides employment agreements to senior executives with contract terms and severance provisions aligned with market typical practices

What i-80 Gold does NOT do:

•	Does not guarantee pay

•	Does not make pay decisions solely based on formulaic performance results

•	Does not re-price outstanding equity without shareholder approval

•	Does not provide employee loans or provide tax gross ups

•	Does not permit insider trading or hedging of equity-based compensation (as part of the Anti-Hedging Policy)

Independent Compensation Consultant

In 2022, the Compensation Committee retained Southlea Group LP (“Southlea Group”) as the Corporation’s independent compensation consultant, providing support on executive and board of director compensation arrangements from time to time. Over the past three years, Southlea Group has assisted with developing the compensation peer group, benchmarking the competitiveness of compensation levels for senior executives and the board of directors, and summarizing market trends, incentive plan design practices and governance best practices among industry peers. The Compensation Committee considered the analysis of the Compensation Consultant in determining the amount and form of executives and director compensation for 2022, 2023 and 2024.

The following table details the aggregate fees incurred on behalf of the Compensation Committee in consideration of the services provided by Southlea Group in 2022, 2023 and 2024:

Southlea Group Fees	2024	2023	2022
Executive compensation related fees	$70,750	$19,000	$20,000
All other fees	—	—	—

Total Fees	$70,750	$19,000	$20,000

Executive Share Ownership Policy

The Corporation has adopted a Director and Officer Share Ownership Policy to align the interests of certain officers of the Corporation with those of the Shareholders by requiring certain officers to hold and maintain a significant number of Common Shares. Under the Share Ownership Policy, the shareholdings required (the “Executive Ownership Requirement”) is the number of Common Shares, the value of which is equal to a specified multiple of the executive’s salary, ranging from 1.5x for senior level officers (other than CEO, CFO , COO and SVP, GC) to 3x for the CEO. The details of the Executive Ownership Requirements are outlined below.

Position	Multiple
Chief Executive Officer	3x base salary
President and Chief Operating Officer	2x base salary
Chief Financial Officer & SVP, General Counsel	2x base salary
Other senior level officers as determined by the Board	1.5x base salary

The officers subject to the Executive Ownership Requirements have five (5) years from the latest of: (i) their start date; (ii) the date of the promotion to a level with a higher Ownership Requirement; or (iii) the date they became subject to the guidelines, to meet the applicable Executive Ownership Requirements.

For the purposes of assessing the Executive Ownership Requirement, Common Shares, RSUs, PSUs and DSUs, whether vested or not vested, are included. Unexercised Options (whether vested or not vested) are not counted toward Executive Ownership Requirements.

The following table shows the officer’s holdings as of April 23, 2025, and whether they have met Executive Ownership Requirements as at that date.

Name	Ownership Threshold Requirement ($)	Number of Common Shares	Number of RSUs	Actual Share Ownership ($)(1)(2)(3)			Threshold Met	Date to reach Ownership (5 years from hire date)
Richard Young	$1,500,000	3,042,000	1,401,869	$	[	•]	Yes	2029-09-18
Ryan Snow	$670,000	165,000	829,722	$	[	•]	Yes	2026-04-08
Matthew Gili	$800,000	194,194	934,774	$	[	•]	Yes	2026-04-08
David Savarie	$465,000	257,450	700,000	$	[	•]	Yes	2029-11-12
Curtis Turner	$352,500	37,688	291,452	$	[	•]	No	2027-10-03

Notes:

(1)	Executives’ Common Share ownership was determined to be equal to the greater of the actual purchase price and the closing share price of the Common Shares on the NYSE on the date of valuation.
(2)	The value of unvested RSUs and vested but unsettled RSUs were determined using the closing share price of the Common Shares on the NYSE on the date of valuation.
(3)	Market Value is calculated as at the Record Date (April 23, 2025) using the closing price of our Common Shares on the NYSE American on that date.

For details on the share ownership policy in respect of directors of the Corporation, please see “Statement of Executive Compensation – Director Compensation – Director Share Ownership Policy”.

Philosophy and Objectives

When designing and reviewing the compensation program for executives of the Corporation, the Compensation Committee applies the following guiding principles: (i) that the Corporation should offer competitive compensation to attract, retain and motivate qualified executives in order for the Corporation to achieve the strategic plan and budgets approved by the Board; (ii) to act in the interests of the Corporation by being financially responsible; and (iii) to align the interests of executives with the interests of shareholders. Achievement of these objectives is expected to contribute to an increase in shareholder value of the Corporation over time.

Peer Group

The Compensation Committee compares the Corporation’s executive compensation design and levels with a sample of mining industry peers. As part of the market review, base salary, short-term incentive compensation and long-term incentive compensation are compared to available external market data, according to position title, organizational role, and overall scope of responsibility.

The 2024 peer group used by the Compensation Committee in making its recommendations to the Board included the following 10 publicly traded mining companies with which the Corporation competes for executive talent and which the Corporation sees as its best available comparators. Using this peer group ensures the Corporation remains competitive in attracting, motivating, and retaining highly qualified and experienced executives. Companies were independently selected for inclusion in the peer group based on an in-depth review of many factors, including company size, geographic location, market capitalization, asset composition, degree of complexity, and stage of operations.

Artemis Gold Inc.	Argonaut Gold Inc.	SilverCrest Metals Inc.
Aura Minerals Inc.	Wesdome Gold Mines Ltd.	Victoria Gold Corp.
Orla Mining Ltd.	Dundee Precious Metals Inc.
Osisko Mining Inc.	Calibre Mining Corp.

It is acknowledged that a number of the above companies have been or are expected to be acquired and, as such, a new peer group for the Corporation will be identified in 2025 as part of the Compensation Committee’s annual workplan, with the assistance of the Corporation’s compensation consultant

Elements of Compensation Program

Executive officers of the Corporation receive both fixed compensation and performance-based variable incentive compensation. Total compensation of executive officers of the Corporation is comprised of:

•	base salary;

•	short-term incentives in the form of an annual cash bonus;

•	long-term incentives in the form of awards under the Corporation’s Omnibus Incentive Plan; and

•	perquisites and other personal benefits.

The allocation of total compensation to these different elements is based on a formula as determined by the Compensation Committee having considered market practices and realities as well as a discretionary assessment of an executive officer’s past contribution and ability to contribute to future short and long-term business results. The Compensation Committee annually reviews the total compensation package of each of the executive officers of the Corporation on an individual basis against the backdrop of the compensation goals and objectives described above and makes recommendations to the Board concerning the individual components of their compensation.

Base Salary

The Corporation provides executive officers with base salaries that represent a fixed element of compensation and their minimum compensation for services rendered, or expected to be rendered. The base salary of executive officers depends on a number of factors, including: the scope of his or her experience, responsibilities, leadership skills, performance, and length of service; general industry trends and practices; current competitive market conditions; and the Corporation’s existing financial resources.

Base salaries are determined annually based on the Compensation Committee’s recommendations to the Board. In making its recommendations, the Compensation Committee annually reviews the base salaries of the executive officers of the Corporation against the base salaries of executive officers in comparable positions of public companies in the mining industry (see “Statement of Executive Compensation – Compensation Discussion and Analysis – Peer Group” above). The Compensation Committee also reviews third party compensation reports in making its recommendations.

Name	2024 Base Salary Paid		2023 Base Salary Paid		2022 Base Salary Paid		Increase from 2023
Richard Young(1)		$141,438		N/A		N/A	N/A
Ewan Downie(1)	C$	455,087	C$	580,000	C$	566,500	N/A
Ryan Snow		$294,576		$278,409		$272,950	5%
Matthew Gili		$353,866		$334,750		$334,750	6%
David Savarie(2)		$25,833		N/A		N/A	N/A
Matthew Gollat(3)		$224,728		$272,950		$272,950	N/A
Curtis Turner		$231,107		$223,600		N/A	3%

Notes:

(1)	Mr. Downie was the Chief Executive Officer and a director of the Corporation until his retirement on September 18, 2024. Mr. Young was appointed Chief Executive Officer on September 18, 2024.
(2)	Mr. Savarie was appointed as SVP General Counsel on November 12, 2025.
(3)	Mr. Gollat resigned on November 1, 2024.

In addition to base salary, the Corporation may provide Named Executive Officers with a short-term incentive award in the form of an annual cash bonus. Payments are made based on the recommendations of the Compensation Committee after assessing the achievement of corporate objectives and individual performance. The actual value of payments may vary from the amount calculated based on the application of reasonable discretion by the Compensation Committee and the Board.

The corporate and individual objectives are each weighted (85% and 15% respectively), with the average overall performance score used to determine the payout value.

For the year 2024, the Corporation focused on corporate level health & safety, financial, mining operation, mining project and market performance. Corporate performance for the year resulted in overperformance, or higher than target results for the metrics in each of the areas of health and safety and Financial. However, the Corporation under-performed on the metrics in the mining operations, mining projects and market performance resulting in an overall corporate score of 74%.

Individual objectives are defined at the start of each year, specific to each role. For the financial year ended December 31, 2024, individual targets varied but included, among others, as applicable: (i) maintaining the Corporation’s marketing initiatives; (ii) maximizing sales and integrating reporting and financial management and compliance; (iii) identification and potential acquisition of strategic assets; (iv) achievement of various operating objectives and production goals; and (v) ensure systems are in place to meet operational and financial requirements; and (vi) ensure shelf prospectus is filed to allow financing flexibility.

At the end of the year, the Compensation Committee and the Board assess the Chief Executive Officer’s personal performance and review the Chief Executive Officer’s assessment of the personal performance of each of the other executive officers. Each objective receives a rating based on how the executive performed during the year.

Both corporate and individual objectives have a minimum score of 0%, target score of 100%, and maximum score of 200%. The Corporate Objectives Scorecard below shows:

a.	The year end score for each corporate objective category
b.	The weight of each objective category within the corporate scorecard (adds up to 100%)
c.	The score for each corporate objective category – (a) x (b)

Corporate Objectives Scorecard for 2024

2024 Corporate Objectives	Year End Score [max 200%] (a)	Weight (b)	Final Score (c)
Health and Safety:	120%	15%	18%
• Environmental compliance
• Health and safety
Financial:	111%	18%	20%
• Net asset value (NAV) expansion
• EBITDA targets
Mining Operations:	20%	25%	5%
• Production targets
• Initial reserve publication
• Expanded resource targets
Mining Projects:	97%	32%	31%
• Ruby Hill project (project economic, drill program & permitting targets)
• McCoy-Cove (including drill program & permitting targets)
• Granite Creek (including drill program & project economic)
• Lone Tree project (including autoclave value engineering)
Market
• Share price performance relative to peers
• Absolute share price performance	0%	10%	0%
Overall Corporate Score		100%	74%

2024 Short-term Incentive Awards

For the financial year ended December 31, 2024, the Board set target and maximum award values for each Named Executive Officer, representing the percentage of their base salary that their annual cash bonus would total assuming each executive officer achieved the minimum and maximum performance results. The value of actual short-term incentive payments for 2024 are shown below.

Name	Target STIP	Corporate Score (85% Weight)	Individual Score (15% Weight)	Weighted Overall Score	Actual STIP
	% of Salary	% of Target	% of Target	% Salary	$
Richard Young(1)	120%	74%	135%	100%	$141,127
Ryan Snow	80%	74%	125%	65%	$192,417
Matthew Gili	80%	74%	125%	65%	$231,146
David Savarie(1)	80%	74%	135%	66%	$47,667
Curtis Turner	50%	74%	135%	42%	$96,726

Notes:

(1)	The STIP amounts for Mr. Young and Mr. Savarie were pro-rated to their 2024 start date with the Corporation.

Security-Based Compensation

Long-term incentive compensation is provided through equity incentive awards granted under the Omnibus Incentive Plan. The Omnibus Incentive Plan was established for the benefit of full-time and part-time employees, officers and directors of the Corporation and its affiliates, as well as individuals or corporations engaged to provide ongoing management or consulting services to any of the foregoing, which may be designated from time to time. The Omnibus Incentive Plan is administered by the directors of the Corporation, or if the directors determine, the committee of the directors authorized to administer the Omnibus Incentive Plan.

Equity incentive awards are designed to motivate executives to achieve long-term business results, to align their interests with those of shareholders and to attract and retain executives. Grants are made based on a variety of factors, such as the need to attract or retain key individuals, competitive market conditions and internal equity. Previous grants are taken into consideration when determining the value of new grants.

Long-term incentive compensation awarded to the Corporation’s Named Executive Officers during the calendar year 2024 were delivered in the form of RSUs and Options on a 75% and 25% basis, respectively. In February of 2025, the Board, by recommendation of the Compensation Committee and its compensation consultant, amended this mix of long-term incentives by awarding RSUs and PSUs, and no Options, to the Named Executive Officers in accordance with the details below:

Features	Restricted Share Units	Performance Share Units

Grant Mix	50%	50%

Purpose	The purpose of RSUs is to advance the interests of the Corporation through the motivation, attraction and retention of participants.	The purpose of Performance Share Unit is to motivate share price growth over time, and align the interests of participants and shareholders.

Term/Vesting	The RSUs shall vest with a cliff vesting in three years(1) on March 1, 2028.	The PSUs shall vest with a cliff vesting in three years on March 1, 2028.

Form of Settlement	Each RSU provides the holder with a right to receive (i) a Common Share or (ii) cash on the date the RSUs are fully vested.	Each PSU entitles the holder to receive a Common Share at the time of vesting.

Notes:

(1)	Mr. Turner will have his RSUs vest on a one third annual basis on March 1st of each year.

Long-term Incentives Granted for 2024 Compensation

For the financial year ended December 31, 2024, the Board set a target and maximum grant value for each Named Executive Officer, linked directly to the total performance score (combination of corporate objectives and individual performance) as part of the short-term incentive awards for 2024. Grant values are expressed as a percentage of each Named Executive Officer’s base salary, multiplied by the performance score determined by the Board.

For 2024, total performance scores for Named Executive Officers were 82% or 83% of target. Applying these scores to target long-term incentive levels, the grant values for Named Executive Officers would have ranged from 42% to 100% of base salary. However, the Board evaluated overall company performance and applied discretion to set grant values to 100% of target (or 40% to 150% of base salary).

The table below summarizes the grant value of long-term incentives and the number of RSUs and PSUs granted for 2024 compensation.

Name and Position	Target LTI (% of Base Salary)	Restricted Share Units (50% of LTI Mix) (1)		Performance Share Units (50% of LTI Mix)(1)
		$	# of Units	$	# of Units
Richard Young	150%	$375,000	n/a	$375,000	n/a
Ryan Snow	100%	$167,500	n/a	$167,500	n/a
Matthew Gili	150%	$300,000	n/a	$300,000	n/a
David Savarie	100%	$155,000	n/a	$155,000	n/a
Curtis Turner	40%	$47,000	n/a	$47,000	n/a

Notes:

(1)	As of the date of this Circular, the Corporation has approved the dollar value of the LTI grants to the NEOs but has not yet priced and granted the number of units.

For additional details concerning the Omnibus Incentive Plan, see “Securities Authorized for Issuance Under Equity Compensation Plans – Summary of the Omnibus Incentive Plan”.

In addition to the annual LTI grants in 2024, the Compensation Committee and Board elected to grant key management personnel including the NEOs a retention grant of RSUs in November. This retention grant was designed to ensure the retention of key personnel required to meet the Corporation’s new development plan and incentivize them to execute the plan as it has been developed. These grants vest on a three-year cliff vesting term to align management’s interest with the new development plan. These individuals possess the skills and experience necessary to meet the plan. As such, the compensation committee and the board of directors felt compelled to retain these individuals. This is particularly important in light of increased development activity in the regions we operate as well as the broader demographics facing the industry.

Perquisites and Other Personal Benefits

In addition to the compensation described above, each of the Named Executive Officers is entitled to receive other benefits during the term of employment, which may include all or some of health, dental and vision insurance, an automobile allowance, vacation, sick leave, term life insurance and disability insurance.

Performance Graph

The following graph compares, from April 13, 2021, the date the Common Shares commenced trading on the Toronto Stock Exchange (“TSX”), to December 31, 2024, the cumulative total shareholder return on a C$100 investment in the Common Shares with the cumulative total return of the S&P/TSX Composite Index, the S&P/TSX Global Mining Index and the S&P/TSX Global Gold Index.

	Apr 13, 2021 (C$)	Dec 31, 2021 (C$)	Dec 31, 2022 (C$)	Dec 31, 2023 (C$)	Dec 31, 2024 (C$)
Investment in i-80	100.00	128.75	157.50	97.08	28.75
Investment in S&P TSX Composite Index	100.00	110.51	100.94	109.14	128.77
Investment in S&P / TSX Global Mining Index	100.00	98.53	103.15	107.20	109.01
Investment in S&P / TSX Global Gold Index	100.00	97.02	92.30	94.38	111.96

As illustrated by the graph, the Corporation’s share price outperformed the S&P/TSX Composite Index, S&P/TSX Global Mining Index and the S&P/TSX Global Gold Index from the commencement of trading until December 31, 2022, since the Common Shares commenced trading, but underperformed the indices as at December 31, 2023 and December 31, 2024.

While share price is an important factor, the share price valuation of gold producers, as well as exploration and development companies, fluctuates with changes in the underlying commodity prices, and at no time during the period was compensation intended to reflect share price performance driven by externalities. The compensation of the Named Executive Officers of the Corporation for the financial year ended December 31, 2024 was determined at arm’s length and was at the discretion of the Board based on the recommendations of the Compensation Committee in accordance with the factors described above under the heading “Compensation Discussion and Analysis”. Alignment with shareholders is nonetheless achieved by awarding a significant portion of compensation in the form of equity-based incentives.

Summary Compensation Table

The following table sets forth a summary of all compensation for services rendered to the Corporation and its subsidiaries for each of the Corporation’s three most recently completed financial years for each Named Executive Officer in the most recently completed financial year.

Name and Principal Position	Year	Salary ($)	Share- Based Awards (1) ($)	Option- Based Awards (2) ($)	Non-Equity Incentive Plan Compensation		Pension Value ($)	All Other Compensation(11) ($)		Total Compensation ($)
					Annual Incentive Plans (3) ($)	Long-Term Incentive Plans ($)
Richard Young(9) CEO & Director	2024	141,438	2,244,181	—	141,127	—	—	—		2,526,746
Ewan Downie(5) CEO & Director	2024	455,087	—	—	—	—	8,213	1,389,431	(7)	1,852,731
	2023	429,780	483,441	161,147	527,944	—	11,115	6,759		1,620,185
	2022	435,390	386,719	386,719	567,261	—	9,607	6,506		1,792,203
Ryan Snow CFO	2024	294,576	728,488	—	192,417		11,698	36,498		1,263,677
	2023	278,409	208,807	69,602	249,594	—	12,025	34,882		853,319
	2022	272,950	161,646	161,646	258,634	—	8,260	34,882		898,018
Matthew Gili President & COO	2024	353,866	993,488	—	231,146		16,231	36,535		1,631,266
	2023	334,750	376,594	125,531	300,606	—	15,466	34,882		1,187,829
	2022	334,750	297,368	297,368	317,192	—	12,764	34,882		1,294,324
David Savarie(10) SVP General Counsel	2024	25,833	703,488	—	47,667	—	—	31,683	(4)	808,671
Matthew Gollat EVP, Business & Corporate Development	2024	224,728	—	—	—	—	9,125	739,785	(8)	973,638
	2023	272,950	20,713	68,238	243,881	—	11,115	6,759		807,655
	2022	272,950	161,646	161,646	258,634	—	9,607	6,506		870,989
Curtis Turner(6) VP, Strategic Planning	2024	231,107	234,531	—	96,726	—	15,306	24,221		601,891
	2023	223,600	67,080	22,360	124,657	—	9,999	—		447,696
	2022	215,000	50,350	50,350	30,777	—	—	—		346,477

Notes:

(1)

The amounts have been converted to U.S. dollars (US$) in the table above at a currency exchange rate of US$1 = C$1.3698 based on the average Canadian dollar / U.S. dollar exchange rate in 2024, US$1 = C$1.3497 based on the average Canadian dollar / U.S. dollar exchange rate in 2023 and US$1 = C$1.3013 based on the average Canadian dollar / U.S. dollar exchange rate in 2022. As of the date of this Circular, the Corporation has approved the dollar value of the 2024 LTI grants but has not yet priced and granted the number of units. Mr. Young’s 2024 grant was for an initial grant on appointment. On November 19, 2024, a retention grant was made for the remaining NEOs then employed by the Corporation to align their long-term compensation with the new development plan.

(2)

In calculating the fair value of Options granted on February 22, 2024, management assumed a risk-free interest rate of 3.93%, an exercise price of C$1.75, a market price of the Common Shares at the date of grant of C$1.75, an expected dividend yield of 0%, an expected life of 3 years, an average share price volatility of 52.24%, an average forfeiture rate of 4.16%. In calculating the fair value of Options granted on February 22, 2023, management assumed a risk-free interest rate of 3.91%, an exercise price of C$3.21, a market price of the Common Shares at the date of grant of C$3.21, an expected dividend yield of 0%, an expected life of 3 years and average share price volatility of 60.1%, and an average forfeiture rate of 4.21%. In calculating the fair value of Options granted on October 20, 2022, management assumed a risk-free interest rate of 4.17%, an exercise price of C$2.38, a market price of the Common Shares at the date of grant of C$2.38, an expected dividend yield of 0%, an expected life of 3 years, an average share price volatility of 60.73%, and an average forfeiture rate of 4.42%. In calculating the fair value of Options granted on February 4, 2022, management assumed a risk-free interest rate of 1.55%, an exercise price of C$2.62, a market price of the Common Shares at the date of grant of C$2.62, an expected dividend yield of 0%, an expected life of 3.2 years and an average share price volatility of 51.4%.

(3)	Represents the annual cash bonus awarded by the Corporation. See “Statement of Executive Compensation – Compensation Discussion and Analysis – Elements of Compensation Program – Cash Bonus”.
(4)	Includes consulting fees paid to the Named Executive Officer for services performed for the Corporation during the third quarter of 2024.
(5)

The compensation paid to Mr. Downie have been converted to U.S. dollars (US$) in the table above at a currency exchange rate of US$1 = C$1.3698 based on the average Canadian dollar / U.S. dollar exchange rate in 2024, US$1 = C$1.3497 based on the average Canadian dollar / U.S. dollar exchange rate in 2023 and US$1 = C$1.3013 based on the average Canadian dollar / U.S. dollar exchange rate in 2022. The compensation disclosure provided for Mr. Ewan Downie is in respect of his capacity as an executive of the Corporation. Mr. Downie did not receive any additional compensation in his capacity as director of the Corporation. Mr. Downie retired on September 18, 2024.

(6)

Mr. Turner was hired by the Corporation on October 3, 2022. The summary compensation information for 2022 is therefore for the period from October 3, 2022 to December 31, 2022. Mr. Turner was VP Finance until November 12, 2024 when he was appointed VP Strategic Planning.

(7)

On September 16, 2024, the Corporation entered into a retirement agreement with the former CEO, Mr. Downie confirming the terms of his resignation and cessation of employment with the Corporation. Payments in the amount of C$1,893,324 were made to Mr. Downie in accordance with the terms of his employment agreement with the Corporation. The compensation paid has been converted to U.S. dollars (US$) in the table above at a currency exchange rate of US$1 = C$1.3698 based on the average Canadian dollar / U.S. dollar exchange rate.

(8)

On November 1, 2024, the Corporation entered into a retirement agreement with the former Executive Vice President, Business and Corporate Development, Matt Gollat confirming the terms of his resignation and cessation of employment with the Corporation. Payments in the amount of $731,733 were made to Mr. Gollat in accordance with the terms of his employment agreement with the Corporation.

(9)	Mr. Young was appointed Chief Executive Officer on September 18, 2024.
(10)	Mr. Savarie was appointed as SVP General Counsel on November 12, 2024.
(11)	All other compensation includes benefits such as health benefit and insurance premiums.

Incentive Plan Awards

Outstanding Equity Awards at Fiscal Year-End

The following table sets out all share-based awards and option-based awards outstanding as at December 31, 2024 for each Named Executive Officer.

Name	Option-Based Awards				Share-Based Awards
	Number of Securities Underling Unexercised Options (#)	Option Exercise Price (C$)	Option Expiry Date	Value of Unexercised in-the-Money Options(1) ($)	Number of Shares or the Units of Shares That Have Not Vested (#)		Market or Payout Value of Share- Based Awards That Have Not Vested ($)	Market or Payout Value of Vested Share-Based Awards Not Paid Out or Distributed ($)
Richard Young	—	—	—	—	1,401,869		706,154	—
Ewan Downie (2)	272,500	1.18	3/10/2025	—	300,830		151,535	—
	20,000	0.59	4/21/2026	1,460	—		—	—
	325,000	2.66	4/26/2026	—	—		—	—
	34,000	1.47	5/26/2026	—	—		—	—
	150,000	3.35	11/12/2026	—	—		—	—
	547,993	2.62	2/4/2027	—	—		—	—
	119,000	1.62	10/4/2027	—	—		—	—
	355,573	3.21	2/22/2028	—	—		—	—
	319,853	1.75	2/22/2029	—	—		—	—
Ryan Snow	250,000	2.66	4/26/2026	—	829,722	[4]	417,950	—
	75,000	3.35	11/12/2026	—	—		—	—
	222,074	2.62	2/4/2027	—	—		—	—
	154,365	3.21	2/22/2028	—	—		—	—
	139,205	1.75	2/22/2029	—	—		—	—
Matthew Gili	300,000	2.66	4/26/2026	—	934,774	[4]	470,867	—
	75,000	3.35	11/12/2026	—	—		—	—
	412,423	2.62	2/4/2027	—	—		—	—
	283,973	3.21	2/22/2028	—	—		—	—
	251,063	1.75	2/22/2029	—	—		—	—
David Savarie	—	—	—	—	700,000	[4]	352,606	—
Matthew Gollat(2)	35,600	1.18	3/10/2025	—	127,622		64,286	—
	300,000	2.66	4/26/2026	—	—		—	—
	75,000	3.35	11/12/2026	—	—		—	—
	224,189	2.62	2/4/2027	—	—		—	—
	154,365	3.21	2/22/2028	—	—		—	—
	136,475	1.75	2/22/2029	—	—		—	—
Curtis Turner	114,000	2.38	10/27/2027	—	291,452	[3]	146,811	—
	48,082	3.21	2/22/2028	—	—		—	—
	44,720	1.75	2/22/2029	—	—		—	—

Notes:

(1)

Represents the aggregate dollar amount of in-the-money unexercised options held at the end of the most recently completed financial year of the Corporation. The value of in-the-money unexercised options is calculated based on the difference between the market value per Common Share as at December 31, 2024 $0.48 and the exercise price of the option.

(2)	Includes (i) outstanding Replacement SpinCo Options and (ii) outstanding Options issued pursuant to the plan of arrangement involving Paycore Minerals Inc. (the “Paycore Arrangement”).
(3)	The retention grants awarded on November 19, 2024 have a 3-year cliff vesting schedule.

Incentive Plan Awards – Value Vested or Earned During the Year

The following table sets forth certain information, for each Named Executive Officer, regarding the value vested or earned in connection with incentive plan awards during the financial year ended December 31, 2024.

Name	Option-Based Awards – Value Vested During the Year ($)	Share-Based Awards – Value Vested During the Year ($)	Non-Equity Incentive Plan Compensation – Value Earned During the Year ($)
Richard Young	—	—	—
Ewan Downie	545,991	253,424	—
Ryan Snow	133,879	107,382	—
Matthew Gili	246,461	196,061	—
David Savarie	—	—	—
Matthew Gollat	232,256	106,577	—
Curtis Turner	52,750	24,964	—

Employment Agreements and Termination and Change of Control Benefits

Each Named Executive Officer has entered into an employment agreement with the Corporation or its wholly owned subsidiary, Premier Gold Mines USA, Inc. (“Premier USA”). The following provides details of the key terms of the employment agreement, including the termination and change of control benefits under the employment agreements, with each of the Named Executive Officers as at the date of this Circular.

For the purpose of this section, a “Change of Control” means the occurrence of any one or more of the following events: (i) any person or group of persons acting jointly or in concert acquires control or is deemed to acquire control of more than 50% of the voting securities of the Corporation or the approval by Shareholders of such a transaction; (ii) the Corporation sells or otherwise transfers more than 50% of its property or assets (on a consolidated basis) or such property or assets that are expected to generate, more than 50% of the consolidated operating income or cash flow of the Corporation and the subsidiaries or approval by Shareholders of such a transaction; (iii) Incumbent Directors cease to constitute a majority of the Board (which, for the purposes of this paragraph, an “Incumbent Director” shall mean any member of the Board who is a member of the Board immediately prior to the occurrence of a contested election of directors of the Corporation); or (iv) the Board adopts a resolution to the effect that, for the purposes of this Agreement, a Change of Control has occurred, or that such a Change of Control is imminent, in which case, the date of the Change of Control shall be deemed to be the date of such resolution.

“Involuntary Termination” means: (i) the termination by the Corporation of an executive’s employment for any reason (other than cessation of employment caused by the executive’s death or disability, or termination of employment for cause) at any time during the 12 month period following a Change of Control; or (ii) the resignation by an executive of his employment within 90 days period immediately following a material diminution in compensation or duties that occurs within the 12 month period following a Change of Control..

Richard Young

Pursuant to an employment agreement between the Corporation, and Mr. Young with effective date of October 7, 2024 (the “Young Agreement”), the Corporation has agreed to pay, among other things, a current annual base salary of US$513,750 to Mr. Young, subject to future reviews or adjustments as may be determined by the Corporation at its sole discretion. Mr. Young is also eligible to receive an annual incentive bonus, conditional on the overall operational and financial performance of the Corporation, and upon Mr. Young’s achievement of certain personal performance and milestones to be agreed annually between Mr. Young and the Corporation. Pursuant to the Young Agreement, Mr. Young is also eligible to receive long-term incentive compensation, as determined by the Corporation in its sole discretion and pursuant to the Corporation’s plans in effect at the time and is entitled to participate in the Corporation’s equity compensation plans. Mr. Young is also eligible to participate in any group benefit plans and retirement plan provided by the Corporation to its employees and reimbursed for reasonable and proper expenses incurred in the performance of his duties as the Chief Executive Officer.

Pursuant to the Young Agreement, Mr. Young can resign by providing the Corporation with three months’ written notice, which may be accelerated by the Corporation to any date from the written notice of resignation. Upon resignation, Mr. Young shall have no entitlement except for unpaid base salary and vacation earned or compensation due and owing. If the Corporation accelerates termination, payment shall be paid through the notice period.

In the event of a termination for cause, the Corporation may immediately terminate Mr. Young and Mr. Young shall have no entitlement except for unpaid base salary and vacation earned or compensation due and owing and all benefits and any other allowances or perquisites shall terminate immediately.

In the event of a termination upon death or disability, Mr. Young’s employment shall cease automatically and Mr. Young (or his estate) shall be eligible to receive any unpaid base salary and vacation earned or compensation due and owing.

In the event that a Change of Control occurs, and an Involuntary Termination subsequently occurs within 12 month period immediately following the Change of Control, the Corporation shall pay in lump sum as severance pay: (i) an amount equal to 24 months of Mr. Young’s base salary in effect on the termination date in addition to incentive bonus less applicable taxes and withholdings; (ii) any granted unvested awards under the Corporation’s equity compensation plan shall immediately vest and exercisable; and (iii) an amount equal to the monthly cost of family coverage under the current plan times 24, less applicable withholdings and statutory obligations; and (iv) amount intended to reflect reasonable estimate of the premium Mr. Young would have paid for life and disability benefits for 24 months following termination.

In the event of a termination other than due to resignation, for cause, death or disability or Involuntary Termination following a Change of Control, the Corporation will make reasonable effort to provide three month’s advance notice of termination and pay a lump sum, as severance pay: (i) an amount equal to 12 months of Mr. Young’s base salary in effect on the termination date, in addition to incentive bonus less applicable taxes and withholdings; (ii) an amount equal monthly cost of family coverage under the current plan times 12, less applicable withholdings and statutory obligations; and (iii) amount intended to reflect reasonable estimate of the premium Mr. Young would have paid for life and disability benefits for 12 months following termination.

Ryan Snow

Pursuant to an employment agreement between Premier USA, a subsidiary of the Corporation, and Mr. Snow with effective date of April 8, 2021 (the “Snow Agreement”), Premier USA has agreed to pay, among other things, a current annual base salary of US$344,212 to Mr. Snow, subject to future reviews or adjustments as may be determined by the Corporation at its sole discretion. Mr. Snow is also eligible to receive an annual incentive bonus, conditional on the overall operational and financial performance of Premier USA and the Corporation, and upon Mr. Snow’s achievement of certain personal performance and milestones to be agreed annually between Mr. Snow and the Corporation. Pursuant to the Snow Agreement, Mr. Snow is also eligible to receive long-term incentive compensation, as determined by the Corporation in its sole discretion and pursuant to the Corporation’s plans in effect at the time and is entitled to participate in the Corporation’s equity compensation plans. Mr. Snow is also eligible to participate in any group benefit plans and retirement plan provided by Premier USA to its employees and reimbursed for reasonable and proper expenses incurred in the performance of his duties as the Chief Financial Officer.

Pursuant to the Snow Agreement, Mr. Snow can resign by providing Premier USA with three months written notice, which may be accelerated by the Corporation to any date at least two weeks from the written notice of resignation. Upon resignation, Mr. Snow shall have no entitlement except for unpaid base salary and vacation earned or compensation due and owing. If the Corporation accelerates termination, payment shall be paid through the notice period.

In the event of a termination for cause, Premier USA may immediately terminate Mr. Snow and Mr. Snow shall have no entitlement except for unpaid base salary and vacation earned or compensation due and owing and all benefits and any other allowances or perquisites shall terminate immediately.

In the event of a termination upon death or disability, Mr. Snow’s employment shall cease automatically and Mr. Snow (or his estate) shall be eligible to receive any unpaid base salary and vacation earned or compensation due and owing.

In the event that a Change of Control occurs, and an Involuntary Termination subsequently occurs within 12 month period immediately following the Change of Control, Premier USA shall pay in lump sum as severance pay: (i) an amount equal to 24 months of Mr. Snow’s base salary in effect on the termination date in addition to incentive bonus less applicable taxes and withholdings; (ii) any granted unvested awards under the Corporation’s equity compensation plan shall immediately vest and exercisable; and (iii) an amount equal to the monthly cost of family coverage under the current plan times 24, less applicable withholdings and statutory obligations; and (iv) amount intended to reflect reasonable estimate of the premium Mr. Snow would have paid for life and disability benefits for 24 months following termination.

In the event of a termination other than due to resignation, for cause, death or disability or Involuntary Termination following a Change of Control, Premier USA will make reasonable effort to provide three month’s advance notice of termination and pay a lump sum, as severance pay: (i) an amount equal to 12 months of Mr. Snow’s base salary in effect on the termination date, in addition to incentive bonus less applicable taxes and withholdings; (ii) an amount equal monthly cost of family coverage under the current plan times 12, less applicable withholdings and statutory obligations; and (iii) amount intended to reflect reasonable estimate of the premium Mr. Snow would have paid for life and disability benefits for 12 months following termination.

Matthew Gili1

Pursuant to an employment agreement between Premier USA, a subsidiary of the Corporation, and Mr. Gili with effective date of April 8, 2021 (the “Gili Agreement”), Premier USA has agreed to pay, among other things, a current annual base salary of US$411,000 to Mr. Gili, subject to future reviews or adjustments as may be determined by the Corporation at its sole discretion. Mr. Gili is also eligible to receive an annual incentive bonus, conditional on the overall operational and financial performance of Premier USA and the Corporation, and upon Mr. Gili’s achievement of certain personal performance and milestones to be agreed annually between Mr. Gili and the Corporation. Pursuant to the Gili Agreement, Mr. Gili is also eligible to receive long-term incentive compensation, as determined by the Corporation in its sole discretion and pursuant to the Corporation’s plans in effect at the time and is entitled to participate in the Corporation’s equity compensation plans. Mr. Gili is also eligible to participate in any group benefit plans and retirement plan provided by Premier USA to its employees and reimbursed for reasonable and proper expenses incurred in the performance of his duties as the President and Chief Operating Officer.

Pursuant to the Gili Agreement, Mr. Gili can resign by providing Premier USA with three months’ written notice, which may be accelerated by the Corporation to any date at least two weeks from the written notice of resignation. Upon resignation, Mr. Gili shall have no entitlement except for unpaid base salary and vacation earned or compensation due and owing. If the Corporation accelerates termination, payment shall be paid through the notice period.

In the event of a termination for cause, Premier USA may immediately terminate Mr. Gili and Mr. Gili shall have no entitlement except for unpaid base salary and vacation earned or compensation due and owing and all benefits and any other allowances or perquisites shall terminate immediately.

[1]	Mr. Gili entered into a separation and retirement agreement with the Company whereby he is expected to resign his position and cease his employment on or before May 30, 2025.

In the event of a termination upon death or disability, Mr. Gili’s employment shall cease automatically and Mr. Gili (or his estate) shall be eligible to receive any unpaid base salary and vacation earned or compensation due and owing.

In the event that a Change of Control occurs, and an Involuntary Termination subsequently occurs within 12 month period immediately following the Change of Control, Premier USA shall pay in lump sum as severance pay: (i) an amount equal to 24 months of Mr. Gili’s base salary in effect on the termination date in addition to incentive bonus less applicable taxes and withholdings; (ii) any granted unvested awards under the Corporation’s equity compensation plan shall immediately vest and exercisable; and (iii) an amount equal to the monthly cost of family coverage under the current plan times 24, less applicable withholdings and statutory obligations; and (iv) amount intended to reflect reasonable estimate of the premium Mr. Gili would have paid for life and disability benefits for 24 months following termination.

In the event of a termination other than due to resignation, for cause, death or disability or Involuntary Termination following a Change of Control, Premier USA will make reasonable effort to provide 3 month’s advance notice of termination and pay a lump sum, as severance pay: (i) an amount equal to 12 months of Mr. Gili’s base salary in effect on the termination date, in addition to incentive bonus less applicable taxes and withholdings; (ii) an amount equal monthly cost of family coverage under the current plan times 12, less applicable withholdings and statutory obligations; and (iii) amount intended to reflect reasonable estimate of the premium Mr. Gili would have paid for life and disability benefits for 12 months following termination.

David Savarie

Pursuant to an employment agreement between the Corporation, and Mr. Savarie with effective date of November 12, 2024 (the “Savarie Agreement”), the Corporation has agreed to pay, among other things, a current annual base salary of US$318,525 to Mr. Savarie, subject to future reviews or adjustments as may be determined by the Corporation at its sole discretion. Mr. Savarie is also eligible to receive an annual incentive bonus, conditional on the overall operational and financial performance of the Corporation, and upon Mr. Savarie’s achievement of certain personal performance and milestones to be agreed annually between Mr. Savarie and the Corporation. Pursuant to the Savarie Agreement, Mr. Savarie is also eligible to receive long-term incentive compensation, as determined by the Corporation in its sole discretion and pursuant to the Corporation’s plans in effect at the time and is entitled to participate in the Corporation’s equity compensation plans. Mr. Savarie is also eligible to participate in any group benefit plans and retirement plan provided by the Corporation to its employees and reimbursed for reasonable and proper expenses incurred in the performance of his duties as the SVP General Counsel.

Pursuant to the Savarie Agreement, Mr. Savarie can resign by providing the Corporation with three months’ written notice, which may be accelerated by the Corporation to any date from the written notice of resignation. Upon resignation, Mr. Savarie shall have no entitlement except for unpaid base salary and vacation earned or compensation due and owing. If the Corporation accelerates termination, payment shall be paid through the notice period.

In the event of a termination for cause, the Corporation may immediately terminate Mr. Savarie and Mr. Savarie shall have no entitlement except for unpaid base salary and vacation earned or compensation due and owing and all benefits and any other allowances or perquisites shall terminate immediately.

In the event of a termination upon death or disability, Mr. Savarie’s employment shall cease automatically and Mr. Savarie (or his estate) shall be eligible to receive any unpaid base salary and vacation earned or compensation due and owing.

In the event that a Change of Control occurs, and an Involuntary Termination subsequently occurs within 12 month period immediately following the Change of Control, the Corporation shall pay in lump sum as severance pay: (i) an amount equal to 24 months of Mr. Savarie’s base salary in effect on the termination date in addition to incentive bonus less applicable taxes and withholdings; (ii) any granted unvested awards under the Corporation’s equity compensation plan shall immediately vest and exercisable; and (iii) an amount equal to the monthly cost of family coverage under the current plan times 24, less applicable withholdings and statutory obligations; and (iv) amount intended to reflect reasonable estimate of the premium Mr. Savarie would have paid for life and disability benefits for 24 months following termination.

In the event of a termination other than due to resignation, for cause, death or disability or Involuntary Termination following a Change of Control, the Corporation will make reasonable effort to provide three month’s advance notice of termination and pay a lump sum, as severance pay: (i) an amount equal to 12 months of Mr. Savarie’s base salary in effect on the termination date, in addition to incentive bonus less applicable taxes and withholdings; (ii) an amount equal monthly cost of family coverage under the current plan times 12, less applicable withholdings and statutory obligations; and (iii) amount intended to reflect reasonable estimate of the premium Mr. Savarie would have paid for life and disability benefits for 12 months following termination.

Curtis Turner

Pursuant to an employment agreement between Premier USA, a subsidiary of the Corporation, and Mr. Turner with effective date of October 3, 2022 (the “Turner Agreement”), Premier USA has agreed to pay, among other things, a current annual base salary of US$241,462 to Mr. Turner, subject to future reviews or adjustments as may be determined by the Corporation at its sole discretion. Mr. Turner is also eligible to receive an annual incentive bonus, conditional on the overall operational and financial performance of Premier USA and the Corporation, and upon Mr. Turner’s achievement of certain personal performance and milestones to be agreed annually between Mr. Turner and the Corporation. Pursuant to the Turner Agreement, Mr. Turner is also eligible to receive long-term incentive compensation, as determined by the Corporation in its sole discretion and pursuant to the Corporation’s plans in effect at the time and is entitled to participate in the Corporation’s equity compensation plans. Mr. Turner is also eligible to participate in any group benefit plans and retirement plan provided by Premier USA to its employees and reimbursed for reasonable and proper expenses incurred in the performance of his duties as the President and Chief Operating Officer.

Pursuant to the Turner Agreement, Mr. Turner can resign by providing Premier USA with two months’ written notice, which may be accelerated by the Corporation to any date at least two weeks from the written notice of resignation. Upon resignation, Mr. Turner shall have no entitlement except for unpaid base salary and vacation earned or compensation due and owing. If the Corporation accelerates termination, payment shall be paid through the notice period.

In the event of a termination for cause, Premier USA may immediately terminate Mr. Turner and Mr. Turner shall have no entitlement except for unpaid base salary and vacation earned or compensation due and owing and all benefits and any other allowances or perquisites shall terminate immediately.

In the event of a termination upon death or disability, Mr. Turner’s employment shall cease automatically and Mr. Turner (or his estate) shall be eligible to receive any unpaid base salary and vacation earned or compensation due and owing.

In the event that a Change of Control occurs, and an Involuntary Termination subsequently occurs within 12 month period immediately following the Change of Control, Premier USA shall pay in lump sum as severance pay: if Mr. Turner has been employed less than 12 months (i) an amount equal to 6 months of Mr. Turner’s base salary in effect on the termination date in addition to incentive bonus less applicable taxes and withholdings; if Mr. Turner has been employed at least 12 months but less than 36 months, an amount equal to 12 months of Mr. Turner’s base salary in effect on the termination date, and if Mr. Turner has been employed more than 36 months, an amount equal to 24 months of Mr. Turner’s base salary in effect on the termination date (ii) any granted unvested awards under the Corporation’s equity compensation plan shall immediately vest and exercisable; and (iii) an amount equal to the monthly cost of family coverage under the current plan times 24, less applicable withholdings and statutory obligations; and (iv) amount intended to reflect reasonable estimate of the premium Mr. Turner would have paid for life and disability benefits for 24 months following termination.

In the event of a termination other than due to resignation, for cause, death or disability or Involuntary Termination following a Change of Control, Premier USA will make reasonable effort to provide 3 month’s advance notice of termination and pay a lump sum, as severance pay: (i) an amount equal to 12 months of Mr. Turner’s base salary in effect on the termination date, in addition to incentive bonus less applicable taxes and withholdings; (ii) an amount equal monthly cost of family coverage under the current plan times 12, less applicable withholdings and statutory obligations; and (iii) amount intended to reflect reasonable estimate of the premium Mr. Turner would have paid for life and disability benefits for 12 months following termination.

Termination and Change of Control Benefits

The following shows the estimated incremental payments that would be payable to each of the Named Executive Officer in the event of a Change of Control or termination without cause of such Named Executive Officer on December 31, 2024.

Name	Termination by the Corporation for any reason other than cause and unrelated to “change of control” of the Corporation ($)	Termination by the Corporation without cause after a “change of control” of the Corporation ($)
Richard Young	1,141,465	2,282,930
Ryan Snow	656,080	1,312,159
Matthew Gili	776,335	1,552,670
David Savarie	584,560	1,169,120
Curtis Turner	318,414	772,828

Total	3,544,854	7,089,707

Notes:

(1)

On September 16, 2024 the Corporation entered into a retirement agreement with the former CEO, Ewan Downie, confirming the terms of his resignation and cessation of employment with the Corporation. Payments in the amount of C$1,893,324 were made to Mr. Downie in accordance with the terms of his employment agreement with the Corporation.

(2)

On November 1, 2024 the Corporation entered into a retirement agreement with the former Executive Vice President, Business and Corporate Development, Matt Gollat confirming the terms of his resignation and cessation of employment with the Corporation. Payments in the amount of US$731,733 were made to Mr. Gollat in accordance with the terms of his employment agreement with the Corporation.

Director Compensation

In 2024, the Compensation Committee worked with Southlea Group to determine that no changes were required to the compensation arrangements for the board of directors. During 2023, the Corporation completed an external market review of the compensation arrangements for the board of directors.

The board of director compensation framework for the year ended December 31, 2024, summarized below:

Criteria	Fees Paid for the Year Ended December 31, 2024 ($)	Fees Paid for the Year Ended December 31, 2023 ($)
Non-Executive Chairman of the Corporation	80,000	80,000
Director of the Corporation	55,000	55,000
Chair of Audit Committee of the Board	10,000	10,000
Chair of Compensation Committee of the Board	7,500	7,500
Chairs of CG&N Committee and TSS Committee of the Board	5,000	5,000
Additional fee for any Director that sits on more than two committees	5,000	5,000

The following table sets forth a summary of all amounts of compensation provided to the directors of the Corporation, other than the Named Executive Officers, during the financial year of the Corporation ended December 31, 2024.

Name (1)	Fees Earned or Paid in Cash ($)		Share- Based Awards ($)		Option- Based Awards ($)	Non-Equity Incentive Plan Compensation ($)	Pension Value ($)	All Other Compensation ($)	Total Compensation ($)
Ron Clayton	85,000		130,000	(4)	—	—	—	—	215,000
Eva Bellissimo(3)	60,000	(3)	105,000	(4)	—	—	—	—	165,000
John Begeman	67,500		105,000	(4)	—	—	—	—	172,500
John Seaman	65,000		75,000		—	—	—	—	140,000
Greg Smith(3)(5)	55,000	(3)	—		—	—	—	—	55,000
Arthur Einav(3)	55,000	(3)	105,000	(4)	—	—	—	—	160,000
Christina McCarthy(3)(6)	55,000	(3)	75,000		—	—	—	—	130,000
Cassandra Joseph (2)(3)	41,250	(3)	47,466		—	—	—	—	88,716

Notes:

(1)

The director compensation table does not include information with respect to Mr. Downie, who was the Chief Executive Officer and a director of the Corporation until his retirement on September 18, 2024. The table does not include information with respect to Mr. Young, who was appointed Chief Executive Officer on September 18, 2024. Information with respect to the compensation paid to Mr. Downie and Mr. Young for the financial year ended December 31, 2024 is set out under the heading “Statement of Executive Compensation – Summary Compensation Table” above.

(2)	Ms. Joseph joined the board on May 14, 2024 and her fees earned in 2024 were pro-rated as of that date.
(3)	For the year 2024, Ms. Bellissimo, Mr. Einav, Mr. Smith, Ms. Joseph and Ms. McCarthy received their director fees in the form of DSUs in lieu of cash.
(4)	The Chairman of the board and the governance and nominating committee members were granted a one-time $30,000 equity award for the additional work associated with the CEO search in 2024.
(5)	Mr. Smith resigned from the Board effective as of December 31, 2024. He was granted pro-rated share-based awards in the amount of $43,750.
(6)	Ms. McCarthy will not be standing for re-election at the Meeting.

Director Share Ownership Policy

The Corporation has adopted a Director Share Ownership Policy to align the interests of directors with those of the Shareholders by requiring each non-executive director of the Corporation to hold and maintain Common Shares equal to the value of three times the director’s cash retainer over a -five-year period (the “Director Ownership Requirement”).

For the purpose of assessing the Director Ownership Requirement, Common Shares, RSUs and DSUs, whether vested or not vested, are included. Unexercised Options (whether vested or not vested) are not counted toward Director Ownership Requirements.

The following table shows each non-executive director’s holdings as of April 23, 2025, and whether they have met the Director Ownership Requirements as at April 23, 2025.

Name	Ownership Requirement Threshold ($)	Number of Common Shares	Number of DSUs / RSUs	Actual Share Ownership ($)(1)(2)(3)			Threshold Met	Date to reach Ownership (5 years from appointment)
Ron Clayton	$240,000	280,000	116,135	$	[	•]	Yes	2026-04-07
John Begeman	$165,000	767,710	89,163	$	[	•]	Yes	2026-04-07
John Seaman	$165,000	296,942	91,652	$	[	•]	Yes	2026-04-07
Arthur Einav	$165,000	—	214,629	$	[	•]	Yes	2026-04-07
Eva Bellissimo	$165,000	22,435	210,092	$	[	•]	Yes	2026-04-07
Christina McCarthy	$165,000	542,728	119,438	$	[	•]	Yes	2028-05-09
Cassandra Joseph	$165,000	—	46,057	$	[	•]	No	2029-05-14

Notes:

(1)	The value of Common Share ownership was determined to be equal to the greater of the actual purchase price and the closing share price of the Common Shares on the NYSE on the date of valuation.
(2)	The value of the DSUs were determined to be equal to the greater of the DSUs at the date of issue and the closing share price of the Common Shares on the NYSE on the date of valuation.
(3)	Market Value is calculated as at the Record Date (April 23, 2025) using the closing price of our Common Shares on the NYSE American on that date.

For details on the share ownership policy in respect of certain officers of the Corporation, please see “Statement of Executive Compensation – Compensation Discussion and Analysis – Executive Share Ownership Policy”.

Incentive Plan Awards — Outstanding Share-Based Awards and Option-Based Awards

The following table sets out all share-based and option-based awards outstanding as at December 31, 2024 for each director of the Corporation, other than the Named Executive Officers.

Name	Option-Based Awards					Share-Based Awards
	Number of Securities Underling Unexercised Options (#)	Option Exercise Price (C$)	Option Expiry Date		Value of Unexercised in-the-Money Options(1) ($)	Number of Shares or the Units of Shares That Have Not Vested (#)	Market or Payout Value of Share-Based Awards That Have Not Vested ($)	Market or Payout Value of Vested Share-Based Awards Not Paid Out or Distributed ($)
Ron Clayton	250,000	2.66	4/26/2026		—	58,286	29,360	29,140
	47,887	2.62	2/4/2027		—	—	—	—
	47,748	3.21	2/22/2028		—	—	—	—
Eva Bellissimo(2)	36,000	1.18	3/10/2025	(4)	—	43,714	22,020	71,527
	50,000	2.66	4/26/2026		—	—	—	—
	47,887	2.62	2/4/2027		—	—	—	—
	35,811	3.21	2/22/2028		—	—	—	—
John Begeman(2)	187,200	1.18	3/10/2025	(4)	—	43,714	22,020	22,894
	50,000	2.66	4/26/2026		—	—	—	—
	34,000	1.47	5/26/2026		—	—	—	—
	47,887	2.62	2/4/2027		—	—	—	—
	85,000	1.62	10/4/2027		—	—	—	—
	102,000	2.38	2/9/2028		—	—	—	—
	35,811	3.21	2/22/2028		—	—	—	—
John Seaman(2)	40,000	1.18	3/10/2025	(4)	—	43,714	22,020	24,147
	50,000	2.66	4/26/2026		—	—	—	—
	47,887	2.62	2/4/2027		—	—	—	—
	35,811	3.21	2/22/2028		—	—	—	—
Arthur Einav	50,000	2.66	4/26/2026		—	43,714	22,020	74,836
	47,887	2.62	2/4/2027		—	—	—	—
	35,811	3.21	2/22/2028		—	—	—	—
Christina McCarthy(2)(3)	51,000	0.59	4/21/2026		3,723	24,868	12,527	36,379
	34,000	1.47	5/26/2026		—	—	—	—
	68,000	3.09	4/20/2027		—	—	—	—
	187,000	1.62	10/4/2027		—	—	—	—
	170,000	2.38	2/9/2028		—	—	—	—
Cassandra Joseph	—	—	—		—	—	—	11,942
	—	—	—		—	—	—	—
	—	—	—		—	—	—	—

Notes:

(1)

Represents the aggregate dollar amount of in-the-money unexercised options held at the end of the most recently completed financial year of the Corporation. The value of in-the-money unexercised options is calculated based on the difference between the market value per Common Share as at December 31, 2024 $0.48 and the exercise price of the option.

(2)	Includes (i) outstanding Replacement SpinCo Options; and (ii) Options issued pursuant to the Paycore Arrangement.
(3)	Ms. McCarthy will not be standing for re-election at the Meeting.
(4)

Options have been extended due to an insider trading blackout. These Options will remain open for exercise for up to 10 business days following the expiration of the blackout period as per the terms of the Omnibus Share Incentive Plan.

Incentive Plan Awards - Value Vested or Earned During the Year

The following table sets forth certain information for each director of the Corporation, other than the Named Executive Officers, regarding the value vested or earned in connection with incentive plan awards during the financial year of the Corporation ended December 31, 2024.

Name	Option-Based Awards – Value Vested During the Year ($)	Share-Based Awards – Value Vested During the Year ($)	Non-Equity Incentive Plan Compensation – Value Earned During the Year ($)
Ron Clayton	28,779	19,500	—
Eva Bellissimo	24,709	39,881	—
John Begeman	24,709	25,496	—
John Seaman	24,709	15,389	—
Greg Smith(2)	36,918	115,535	—
Arthur Einav	24,709	37,840	—
Christina McCarthy(3)	—	28,714	—
Cassandra Joseph	—	—	—

Notes:

(1)	Mr. Smith resigned from the Board effective as of December 31, 2024
(2)	Ms. McCarthy will not be standing for re-election at the Meeting.

Directors and Officers Liability Insurance

The Corporation has directors and officers liability insurance for the benefit of the directors and officers of the Corporation, which provides coverage in the aggregate of US$32.5 million in each policy year. The deductible amount on the policy is US$5 million and the total premium for the period of April 8, 2024 to April 7, 2025 is US$1.2 million.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets forth, as of December 31, 2024, information concerning securities authorized for issuance under equity compensation plans of the Corporation.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights			Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Securityholders	20,140,951	(1)	C$	2.43	(2)	20,837,745	(3)
Equity Compensation Plans Not Approved by Securityholders	Nil			Nil		Nil

Total	20,140,951		C$	2.43		20,837,745

Notes:

(1)

As of December 31, 2024 includes the following: (i) 10,553,120 Common Shares issuable upon exercise of outstanding Options granted by the Corporation under the Omnibus Incentive Plan, which includes the outstanding Replacement SpinCo Options (as defined in the Omnibus Incentive Plan) and Options issued pursuant to the Paycore Arrangement”; (ii) 8,830,555 Common Shares issuable upon vesting of outstanding Share Units granted under the Omnibus Incentive Plan; and (iii) 757,276 Common Shares issuable upon vesting of outstanding DSUs.

(2)	Reflects the weighted-average exercise price of outstanding Options only.
(3)

Aggregate number of Awards remaining available for future issuances under the Omnibus Incentive Plan as of December 31, 2024, calculated based on 409,786,956 Common Shares issued and outstanding as of December 31, 2024.

Summary of the Omnibus Incentive Plan

The Omnibus Incentive Plan was first adopted at a special meeting of the shareholders of Premier Gold Mines Limited held on February 23, 2021, in connection with the arrangement involving the Corporation, Premier Gold Mines Limited and Equinox Gold Corp. (the “Arrangement”).

Burn Rate

As of December 31, 2024, an aggregate of 20,140,951 Awards were outstanding under the Omnibus Incentive Plan and an aggregate of 20,140,951 Common Shares were reserved for issuance upon the exercise, redemption or settlement, as the case may be, of such Awards (representing approximately 4.91% of the issued and outstanding Common Shares as of December 31, 2024).

The Corporation’s annual burn rate with respect to the Awards granted under the Omnibus Incentive Plan was: (i) 1.51%, for the year ended December 31, 2022; (ii) 1.09% for the year ended December 31, 2023, and (iii) 3.07% for the year ended December 31, 2024. In November of 2024, the Board awarded a one-time special long term incentive grant of 5,095,000 RSUs to a broad group of employees including the senior leadership team in both Nevada and the new members based in Toronto which was intended to act as both a retention and incentive mechanism to the leadership team as it focused on executing a new development plan and recapitalization strategy that was anticipated to deliver significant value to the Corporation and its shareholders.

The Corporation was incorporated on November 10, 2020 and became a reporting issuer in Canada on April 7, 2021, following the completion of the Arrangement pursuant to which the Corporation adopted the Omnibus Incentive Plan. The burn rate of a particular security-based compensation arrangement is calculated in accordance with section 613(p) of the TSX Company Manual and is required to be calculated for each of the Corporation’s security-based compensation arrangements for the three most recently completed fiscal years. The burn rate of a particular security-based compensation arrangement (such as the Omnibus Incentive Plan) is equal to the total number of securities of the Corporation granted under the plan in question during the applicable fiscal year divided by the weighted average number of Common Shares outstanding as of December 31 of the fiscal year in question. The Corporation’s future burn rate under the Omnibus Incentive Plan is subject to change from time to time, based on the number of Awards granted thereunder or Common Shares issued thereunder, as applicable, and the total number of Common Shares issued and outstanding.

The following is a summary of the key terms of the Omnibus Incentive Plan as of December 31, 2024, which summary is qualified in its entirety by reference to the full text of the Omnibus Incentive Plan, which is available for review on SEDAR+ (www.sedarplus.ca) under the Corporation’s issuer profile. Capitalized terms used but not otherwise defined in this section shall have the meanings given to them in the Omnibus Incentive Plan.

Key Terms of the Omnibus Incentive Plan
Purpose:	To attract and retain key personnel who are necessary or essential to the Corporation’s success, image, reputation or activities. It also allows the Corporation to reward key personnel for their performance and greater align their interests with those of Shareholders.

Eligible Participants:	In respect of a grant of Options or Share Units, an Eligible Participant is any director, executive officer, employee or Consultant of the Corporation or any of its Subsidiaries. In respect of a grant of DSUs, an Eligible Participant is any Non-Employee Director of the Corporation or any of its Subsidiaries.

Award Types:	Options, Share Units (inclusive of Restricted Share Units (RSUs) and Performance Share Unites (PSUs) and DSUs.

Share Reserve:	The maximum number of Common Shares available for issuance under the Omnibus Incentive Plan will not exceed 10% of the Common Shares that are issued and outstanding, which includes the number of Common Shares reserved for issuance upon the exercise of Replacement SpinCo Options, less the number of Common Shares subject to any other Share Compensation Arrangement adopted by the Corporation, if any. The share reserve will also be impacted by the “Share Counting” definitions as set out below.

Share Counting:	Each Option is counted as reserving one Common Share under the Omnibus Incentive Plan. Each Share Unit is counted as reserving one Common Share under the Omnibus Incentive Plan. Each DSU is counted as reserving one Common Share under the Omnibus Incentive Plan.

Share Recycling:	If an outstanding Award (or portion thereof) expires or is forfeited, surrendered, cancelled or otherwise terminated for any reason without having been exercised or settled in full, if an outstanding Award (or portion thereof) is settled in cash, or if Common Shares acquired pursuant to an Award subject to forfeiture are forfeited, then in each such case, the Common Shares covered by such Award, if any, will again be available for issuance under the Omnibus Incentive Plan.

Director Participation Limit:	The maximum number of Common Shares that may be made issuable pursuant to Awards made to all Non-Employee Directors within any one-year period must not exceed 1% of the number of Common Shares that are outstanding on a non-diluted basis (as of the commencement of such one-year period). The annual grant of Awards under the Omnibus Incentive Plan to an individual Non-Employee Director cannot exceed C$150,000 in value, of which no more than C$100,000 may be subject to Option grants.

Plan Renewal:	In May 2024, the Omnibus Incentive Plan was approved for a 3-year period, with Shareholder approval of the unallocated Awards, rights and other entitlements under the Omnibus Incentive Plan required at the Corporation’s 2027 annual and special meeting of Shareholders.

Further information on the securities issuable under the Omnibus Incentive Plan and the vesting and terms thereof are provided below.

Types of Awards

The Omnibus Incentive Plan provides for the grant of Options, Share Units and DSUs (each an “Award” and, collectively, the “Awards”). Share Units may have vesting criteria attached to them that are either time-based or performance-based, or both. All Awards are granted by an agreement or other instrument or document evidencing the Award granted under the Omnibus Incentive Plan.

Plan Administration

The Omnibus Incentive Plan is administered by the Board, which may delegate its authority to a committee or plan administrator. Subject to the terms of the Omnibus Incentive Plan, applicable law and the rules of the TSX, the Board (or its delegate) will have the power and authority to: (i) designate the Eligible Participants who will receive Awards (an Eligible Participant who receives an Award, a “Participant”), (ii) designate the types and amount of Award to be granted to each Participant, (iii) determine the terms and conditions of any Award, including any vesting conditions or conditions based on performance of the Corporation or of an individual (“Performance Criteria”); (iv) interpret and administer the Omnibus Incentive Plan and any instrument or agreement relating to it, or any Award made under it; and (v) make such amendments to the Omnibus Incentive Plan and Awards as are permitted by the Omnibus Incentive Plan and the rules of the TSX.

Shares Available for Awards

Subject to adjustments as provided for under the Omnibus Incentive Plan, the maximum number of Common Shares available for issuance under the Omnibus Incentive Plan shall not exceed 10% of Common Shares that are issued and outstanding, less the number of Common Shares subject to any other Share Compensation Arrangement adopted by the Corporation, if any. Based on the number of Common Shares outstanding on the Record Date, the 10% maximum limit represents 44,335,881 Common Shares available for issuance.

The Omnibus Incentive Plan sets out the calculation of the number of Common Shares reserved for issuance based on whether the Common Shares are reserved for issuance pursuant to the grant of an Option, Share Unit or DSU. The Omnibus Incentive Plan is considered to be an “evergreen” plan, since Common Shares covered by Awards which have been exercised, settled or terminated, as applicable, will be available for subsequent grant under the Omnibus Incentive Plan, and the number of Awards that may be granted under the Omnibus Incentive Plan increases if the total number of issued and outstanding Common Shares increases.

Limits with respect to Insiders, Individual Grants, Annual Grant Limits and Non-Executive Director Limits

The Omnibus Incentive Plan provides the follow limitations on grants:

(a)

The maximum number of securities issuable to Insiders, at any time under the Omnibus Incentive Plan, or when combined with all of other Share Compensation Arrangements, cannot exceed 10% of the Corporation’s total issued and outstanding securities.

(b)

The maximum number of securities issuable to Insiders, within any one-year period, under the Omnibus Incentive Plan, or when combined with all of the Corporation’s other Share Compensation Arrangements, cannot exceed 10% of the Corporation’s total issued and outstanding securities.

(c)

The maximum number of Common Shares that may be made issuable pursuant to Awards made to employees and Non-Employee Directors within any one-year period shall not exceed 5% of the outstanding Common Shares (as of the commencement of such one-year period).

(d)

The maximum number of Common Shares that may be made issuable pursuant to Awards made to all Non-Employee Directors within any one-year period shall not exceed 1% of the outstanding Common Shares (as of the commencement of such one-year period).

(e)	The annual grant of Awards under the Omnibus Incentive Plan to any one Non-Employee Director cannot exceed C$150,000 in value, of which no more than C$100,000 may be subject to Option grants.

Eligible Participants

In respect of a grant of Options or Share Units, an Eligible Participant is any director, executive officer, employee or Consultant of the Corporation or any of its Subsidiaries. In respect of a grant of DSUs, an Eligible Participant is any non-employee director of the Corporation or any of its Subsidiaries. In addition to the foregoing, a holder of Replacement SpinCo Options pursuant to the Arrangement is deemed to be an Eligible Participant.

Description of Awards

Options

An Option (which includes a Replacement SpinCo Option) is an option granted by the Corporation to a Participant entitling such Participant to acquire a designated number of Common Shares from treasury at a specified exercise price (the “Option Price”). Options are exercisable over a period established by the Board from time to time and reflected in the Participant’s option agreement (each, an “Option Agreement”), which period shall not exceed 10 years from the date of grant. The Option Price shall not be set at less than the Market Value of a Share (as defined in the Omnibus Share Plan) at the time of grant. Notwithstanding the foregoing, the exercise price under any Replacement SpinCo Option shall be the exercise price determined in accordance with the Arrangement for such Replacement SpinCo Option.

The grant of an Option by the Board shall be evidenced by an Option Agreement. At the time of grant of an Option, the Board may establish vesting conditions in respect of each Option grant, which may include performance criteria related to corporate or individual performance. The Omnibus Incentive Plan also permits the Board to grant an option holder, at any time, the right to deal with such Option on a cashless exercise basis in accordance with the formula set out in the Omnibus Incentive Plan.

Share Units

A Share Unit is an Award in the nature of a bonus for services rendered in the year of grant that, upon settlement, entitles the recipient Participant to receive, for each Share Unit redeemed, a cash payment equal to the Market Value of a Share; alternatively, the Corporation (or the applicable subsidiary of the Corporation) may, at its sole discretion, elect to settle all or any portion of the cash payment obligation by the delivery of Common Shares issued from treasury or acquired by a Designated Broker in the open market on behalf of the Participant. The right of a holder to have their Share Units redeemed is subject to such restrictions and conditions on vesting as the Board may determine at the time of grant. Restrictions and conditions on vesting conditions may, without limitation, be based on the passage of time during continued employment or other service relationship (commonly referred to as a RSU), the achievement of specified Performance Criteria (commonly referred to as a PSU) or both. The grant of a Share Unit by the Board shall be evidenced by a Share Unit Agreement.

The Board shall have sole discretion to determine whether the Performance Criteria, if any, and/or other vesting conditions with respect to a Share Unit, as contained in the agreement pursuant to which such Share Unit is granted (each, a “Share Unit Agreement”), have been met and shall communicate to a Participant as soon as reasonably practicable when any such applicable vesting conditions or Performance Criteria have been satisfied and the Share Units have vested. If the date on which any Share Units would otherwise vest falls within a Blackout Period or within nine Business Days after a Blackout Period Expiry Date, the vesting of such Share Units will be deemed to occur on the date that is ten Business Days after the Blackout Period Expiry Date. Subject to the vesting and other conditions and provisions in the Omnibus Incentive Plan and in the applicable Share Unit Agreement, each Share Unit awarded to a Participant shall entitle the Participant to receive, on settlement, a cash payment equal to the Market Value of a Share; alternatively, the Corporation (or the applicable subsidiary of the Corporation) may, in its sole discretion, elect to settle all or any portion of the cash payment obligation by the delivery of Common Shares issued from treasury or acquired by a Designated Broker in the open market on behalf of the Participant. Subject to the terms and conditions in the Omnibus Incentive Plan, vested Share Units shall be redeemed by the Corporation (or the applicable subsidiary of the Corporation) as described above on the 15th day following the vesting date.

Dividend Equivalents may, as determined by the Board in its sole discretion, be awarded in respect of unvested Share Units in a Participant’s account on the same basis as cash dividends declared and paid on Common Shares as if the Participant was a Shareholder of record of Common Shares on the relevant record date. In the event that the Participant’s applicable Share Units do not vest, all Dividend Equivalents, if any, associated with such Share Units will be forfeited by the Participant.

Deferred Share Units

A DSU is an Award in the nature of a deferral of payment for services rendered in the year of grant which, upon settlement, entitles the recipient Participant to receive, for each DSU redeemed, a cash payment equal to the Market Value of a Share; alternatively, the Corporation may, at its sole discretion, elect to settle all or any portion of the cash payment obligation by the issuance of Common Shares from treasury. The grant of a DSU by the Board shall be evidenced by a DSU Agreement.

DSUs shall only vest, and a Participant is only entitled to redemption of a DSU, when the Participant ceases to be a director of the Corporation for any reason, including termination, retirement or death. Notwithstanding the foregoing, if the date on which any DSU would otherwise vest falls within a Blackout Period or within nine Business Days after a Blackout Period Expiry Date, the vesting of such DSU will be deemed to occur on the date that is ten Business Days after the Blackout Period Expiry Date.

DSUs shall be redeemed and settled by the Corporation as soon as reasonably practicable following the Participant’s Termination Date, but in any event not later than, and any payment in respect of the settlement of such DSUs shall be made no later than, December 15 of the first calendar year commencing immediately after the Participant’s Termination Date.

Effect of Termination on Awards

Unless otherwise provided for in an Option Agreement, Share Unit Agreement or DSU Agreement or determined by the Board on an individual basis, Awards (other than Replacement SpinCo Options) are subject to the following conditions:

(a)	Resignation: Upon a Participant ceasing to be an Eligible Participant as a result of his or her resignation from the Corporation or a subsidiary (other than by reason of retirement):

(i)	each unvested Option granted to such Participant shall terminate and become void immediately upon resignation;

(ii)

each vested Option granted to such Participant will cease to be exercisable on the earlier of ninety (90) days following the Participant’s Termination Date and the expiry date of the Option set forth in the Option Agreement, after which such Option will expire; and

(iii)

the Participant’s participation in the Omnibus Incentive Plan shall be terminated immediately, and all Share Units credited to such Participant’s Account that have not vested shall be forfeited and cancelled.

(b)

Termination for Cause: Upon a Participant ceasing to be an Eligible Participant for Cause (as determined by the Corporation, which determination shall be binding on the Participant for purposes of the Omnibus Incentive Plan);

(i)	any vested or unvested Options granted to such Participant shall terminate automatically and become void immediately; and

(ii)

the Participant’s participation in the Omnibus Incentive Plan shall be terminated immediately, and all Share Units credited to such Participant’s Account that have not vested shall be forfeited and cancelled.

(c)

Termination not for Cause: Upon a Participant ceasing to be an Eligible Participant as a result of his or her employment or service relationship with the Corporation or a subsidiary being terminated without Cause:

(i)	each unvested Option granted to such Participant shall terminate and become void immediately;

(ii)

each vested Option held by such Participant shall cease to be exercisable on the earlier of (A) ninety (90) days after the Participant’s Termination Date (or such later date as the Board may in its sole discretion determine), or (B) the expiry date of such Option as set out in the applicable Option Agreement, after which the Option will expire; and

(iii)

all unvested Share Units in the Participant’s Account as of such date relating to a Restriction Period in progress shall be forfeited and cancelled (unless the Board, in its sole discretion, instead accelerates the vesting or waives vesting conditions with respect to all or some portion of such unvested Shares Units).

(d)	Termination Due to Disability or Retirement: Upon a Participant ceasing to be an Eligible Participant by reason of retirement or permanent disability:

(i)	each unvested Option granted to such Participant shall terminate and become void immediately;

(ii)

each vested Option held by such Participant will cease to be exercisable on the earlier of (A) ninety (90) days from the date of retirement or the date on which the Participant ceases his or her employment or service relationship with the Corporation or any subsidiary by reason of permanent disability, and (B) the expiry date of such Option as set out in the applicable Option Agreement, after which the Option will expire; and

(iii)

all unvested Share Units in the Participant’s Account as of such date relating to a Restriction Period in progress shall be forfeited and cancelled (unless the Board, in its sole discretion, instead accelerates the vesting or waives vesting conditions with respect to all or some portion of such unvested Shares Units).

(e)	Termination Due to Death: Upon a Participant ceasing to be an Eligible Participant by reason of death:

(i)	each unvested each unvested Option granted to such Participant shall terminate and become void immediately;

(ii)

each vested Option held by such Participant at the time of death may be exercised by the legal representative of the Participant, provided that any such vested Option shall cease to be exercisable on the earlier of (A) six (6) months after the Participant’s death or (B) the expiry date of such Option as set forth in the applicable Option Agreement; and

(iii)

all unvested Share Units in the Participant’s Account as of such date relating to a Restriction Period in progress shall be forfeited and cancelled (unless the Board, in its sole discretion, instead accelerates the vesting or waives vesting conditions with respect to all or some portion of such unvested Shares Units).

(f)

Termination in Connection with a Change of Control: If, within 12 months following a Change of Control (as defined in the Omnibus Incentive Plan), a Participant who was an officer or employee of, or a consultant to, the Corporation prior to the Change of Control has their employment agreement or consulting agreement terminated:

(i)

all unvested Options granted to such Participant shall immediately vest and become exercisable, and remain open for exercise until the earlier of (A) their expiry date as set out in the applicable Option Agreement and (B) the date that is ninety (90) days after such termination or dismissal; and

(ii)	all unvested Share Units granted to such Participant shall become vested as of the date of such termination or dismissal.

The foregoing provisions do not apply to Replacement SpinCo Options, which shall only expire on their expiry date determined in accordance with the Plan of Arrangement (except in the case of the death of a holder of Replacement SpinCo Options, in which case any Replacement SpinCo Options held by such Participant at the time of death may be exercised by the legal representative of such Participant in as described in clause (e)(ii) above).

Change of Control

In the event of a Change of Control (as defined in the Omnibus Incentive Plan) the Board will have the power, in its sole discretion, to modify the terms of the Omnibus Incentive Plan and/or the Awards to assist the Participants to tender into a take-over bid or participate in any other transaction leading to a Change of Control. For greater certainty, in the event of a take-over bid or any other transaction leading to a Change of Control, the Board shall have the power, in its sole discretion, to (i) provide that any or all Awards shall thereupon terminate, provided that any such outstanding Awards that have vested shall remain exercisable until consummation of such Change of Control, and (ii) permit Participants to conditionally exercise their vested Options, such conditional exercise to be conditional upon the take-up by such offeror of the Common Shares or other securities tendered to such take-over bid in accordance with the terms of such take-over bid (or the effectiveness of such other transaction leading to a Change of Control).

Assignment

No Award or other benefit payable under the Omnibus Incentive Plan shall, except as otherwise provided by law or specifically approved by the Board, be transferred, sold, assigned, pledged or otherwise disposed in any manner other than by will or the law of descent.

Amendment

The Board may suspend or terminate the Omnibus Incentive Plan at any time, or from time to time amend or revise the terms of the Omnibus Incentive Plan or any granted Award without the consent of the Participants, provided that any such suspension, termination, amendment or revision does not adversely alter or impair the rights of any Participant without the consent of such Participant (except as permitted by the provisions of the Omnibus Incentive Plan), and is in compliance with applicable law, including, if required, the prior approval of the TSX (or any other stock exchange on which the Common Shares are listed) or any other regulatory body having authority over the Corporation.

Unless such approval is required by law or the requirements of the TSX (or any other stock exchange on which the Common Shares are listed), the Board may make the following types of amendments to the Omnibus Incentive Plan without seeking approval of the Corporation’s Shareholders:

•	any amendment to the vesting provision, if applicable, or assignability provisions of the Awards;

•	any amendment to the expiration date of an Award that does not extend the terms of the Award past the original date of expiration of such Award;

•	any amendment regarding the effect of termination of a Participant’s employment or engagement;

•	any amendment which accelerates the date on which any Option may be exercised under the Omnibus Incentive Plan;

•	any amendment that is necessary to comply with applicable law (including taxation laws) or the requirements of the TSX or any other regulatory body;

•

any amendment of a “housekeeping” nature, including to clarify the meaning of an existing provision of the Omnibus Incentive Plan, correct or supplement any provision of the Omnibus Incentive Plan that is inconsistent with any other provision of the Omnibus Incentive Plan, correct any grammatical or typographical errors or amend the definitions in the Omnibus Incentive Plan;

•	any amendment regarding the administration of the Omnibus Incentive Plan;

•

any amendment to add provisions permitting the grant of Awards settled otherwise than with Common Shares issued from treasury, or adopt a clawback provision that is applicable to equity compensation; and

•	any other amendment that does not require the approval of the Corporation’s Shareholders.

Shareholder approval is required to make the following amendments (provided that Common Shares held directly or indirectly by Insiders benefiting from such amendments shall be excluded when obtaining such approval):

•

an increase in the maximum number of Common Shares reserved for issuance under the Omnibus Incentive Plan (other than as a result of certain permitted adjustments arising from a reorganization of the Corporation’s share capital or certain other transactions);

•

any adjustment that reduces, or would have the effect of reducing, the exercise price of an Option (other than as a result of certain permitted adjustments arising from a reorganization of the share capital of the Corporation or certain other transactions);

•	an extension of the expiry date of an outstanding Award beyond the expiry date;

•

any amendment which increases the maximum number of Common Shares that may be (i) issuable to Insiders at any time; or (ii) issued to Insiders under the Omnibus Incentive Plan and any other proposed or established Share Compensation Arrangement in a one-year period (other than as a result of certain permitted adjustments arising from a reorganization of the Corporation’s share capital or certain other transactions);

•	any amendment to the number of Common Shares that may be made issuable pursuant to Awards made to employees and Non-Employee Directors within any one year period;

•	any amendment to the limits on Awards to Non-Employee Directors; and

•	any amendment to the definition of Eligible Participant under the Omnibus Incentive Plan.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

Board of Directors

The Corporation currently has eight directors, all of whom, except Mr. Richard Young and Ms. Christina McCarthy, are considered independent for the purposes of National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101”), the applicable standards of the NYSE American and the rules of the SEC. Ms. McCarthy will not be standing for re-election at the Meeting. Accordingly, going forward it is expected that all seven directors, except Mr. Richard Young, will be considered independent of the Corporation for the purposes of NI 58-101, the applicable standards of the NYSE American and the rules of the SEC, as detailed below.

The Common Shares are dual-listed in Canada and the United States. The NYSE American, U.S. securities laws, Glass Lewis and ISS all provide different requirements for determining director independence than requirements under Canadian securities laws and the policies of the TSX. While the standards used by the NYSE American, U.S. securities laws, as well as the requirements of Glass Lewis and ISS, are generally consistent with TSX requirements and Canadian securities laws, they each also include several additional requirements that may render a director that is independent under Canadian securities laws to be considered not independent under their respective standards.

Name of Director	Independence within the meaning of NI 58-101
Ron Clayton (Chair)	Independent
Richard Young	Not Independent(1)
John Seaman	Independent
John Begeman	Independent
Arthur Einav	Independent
Eva Bellissimo	Independent
Christina McCarthy	Not Independent(2)(3)
Cassandra Joseph	Independent

Notes:

(1)	Mr. Young is not considered to be independent by virtue of the fact that he is the Chief Executive Officer of the Corporation.
(2)

Ms. McCarthy may not be considered independent of the Corporation for the purposes of NI 58-101 as she was the President and Chief Executive Officer of Paycore Minerals Inc. prior to the Paycore Arrangement. At the closing of the Paycore Arrangement on May 5, 2023, Ms. McCarthy ceased to be the President and Chief Executive Officer of Paycore Minerals Inc. and Paycore Minerals Inc. became a wholly-owned subsidiary of the Corporation. Subsequently on May 9, 2023, Ms. McCarthy was elected as a director of the Corporation. While Ms. McCarthy was not an officer of Paycore Minerals Inc. at any time that Paycore Minerals Inc. was a subsidiary of the Corporation, the Corporation acknowledges that Ms. McCarthy may be deemed to be not independent pursuant to Section 1.4(3)(a) of NI 58-101.

(3)	Ms. McCarthy will not be standing for re-election at the Meeting.

The following table sets out, for each director of the Corporation for the year ended December 31, 2024, his or her independence, his or her attendance record for all meetings of the Board and committees of the Board held since the beginning of the most recently completed financial year of the Corporation:

Name	Board			Audit Committee		Compensation Committee			Governance & Nominating Committee		Technical, Safety & Sustainability Committee			Overall Attendance
	Number		%	Number	%	Number		%	Number	%	Number		%	Number (%)
Ron Clayton	7/7		100	—	—	—		—	—	—	3/3		100	10/10 (100%)
Ewan Downie	4/4	(1)	100	—	—	—		—	—	—	2/2	(1)	100	6/6 (100%)
Richard Young	3/3	(2)	100	—	—	—		—	—	—	—		—	3/3 (100%)
John Seaman	7/7		100	4/4	100	3/3		100	—	—	—		—	14/14 (100%)
John Begeman	7/7		100	4/4	100	3/3		100	2/2	100	—		—	14/14 (100%)
Greg Smith(3)	7/7		100	—	—	2/2	(2)	100	—	—	3/3		100	12/12 (100%)
Arthur Einav	7/7		100	4/4	100	—		—	2/2	100	—		—	13/13 (100%)
Eva Bellissimo	6/7		86	—	—	—		—	2/2	100	—		—	8/9 (89%)
Christina McCarthy(4)	6/7		86	—	—	—		—	—	—	3/3		100	9/10 (90%)
Cassandra Joseph(5)	4/4		100	—	—	1/1	(3)	100	—	—	—		—	5/5 (100%)

Notes:

(1)

Mr. Downie was a member of the Board and TSS Committee from January 1, 2024 until his retirement on September 18, 2024. The information relating to his Board and TSS Committee attendance is provided only in respect of the period January 1, 2024 to September 18, 2024.

(2)	Mr. Young was appointed to the Board on September 18, 2024. The information relating to his Board attendance is provided only in respect of the period September 18, 2024 to December 31, 2024.
(3)

Mr. Smith was a member of the Compensation Committee from January 1, 2024 to May 14, 2024. Mr. Smith rotated off the Compensation Committee on May 14, 2024. The information relating to his Compensation Committee attendance is provided only in respect of the period January 1, 2024 to May 14, 2024. Mr. Smith resigned from the Board effective as of December 31, 2024.

(4)	Ms. McCarthy will not be standing for re-election at the Meeting.
(5)

Ms. Joseph was elected as a director of the Corporation at the meeting of Shareholders held on May 14, 2024. She was appointed as a member of the Compensation Committee as of May 14, 2024. The information relating to her Board and committee attendance is provided only in respect of the period May 14, 2024 to December 31, 2024.

For the financial year ended December 31, 2024, the independent directors of the Corporation held seven in camera sessions (subsequent to the Board meetings) without members of management present in order to discuss the business of the Corporation.

The Corporation does not have a specific policy requiring Directors to attend annual meetings of shareholders, however it does expect such Directors to make every reasonable effort to do so. All Directors voted their Common Shares in advance of the 2024 Annual Meeting of Shareholders, and over half (5) attended the meeting.

Board Leadership Structure

The Corporation has separate Chairman and Chief Executive Officer positions. The Corporation believes that its leadership structure is optimal for the Corporation at this time. This structure allows the Chief Executive Officer to focus on managing the Corporation’s business, while the Chairman oversees the functioning of the Board.

As of the date of this Circular, Mr. Ron Clayton is the Chairman of the Board and is considered to be independent of the Corporation for the purposes of NI 58-101. The Chairman of the Board plays a leading and critical role on behalf of the Board in its supervision of senior management of the business and affairs of the Corporation. The Chairman is primarily responsible for the management of the Chief Executive Officer of the Corporation and effective performance of the Board and provides leadership to the Chief Executive Officer and the Board. The written mandate of the Chairman states that the Chairman should provide leadership to the Board, including by:

•	leading, managing and organizing the Board consistent with the approach to corporate governance established by the Board from time to time;

•	promoting cohesiveness among the directors of the Corporation;

•	being satisfied, together with the lead independent director, if any, that the responsibilities of the Board and the committees of the Board are well understood by the Board;

•

assisting the Board in ensuring the integrity and ethics of the senior officers of the Corporation and that such senior officers create a culture of fairness, integrity and ethics consistent with the policies of the Corporation, throughout the Corporation;

•

together with the lead director, if any, and the Chair of the CG&N Committee, reviewing from time to time the committees of the Board, the Chairs of such committees and the mandates of such committees; and

•

together with the lead director, if any, and the Chair of CG&N Committee, ensuring that the Board, the committees of the Board, individual directors and the senior officers understand and discharge their respective obligations consistent with the approach to corporate governance established by the Board and the policies of the Corporation from time to time.

The Chairman also acts in an advisory and supervisory capacity to the senior officers of the Corporation in all matters concerning the interests, affairs and management of the Corporation.

In circumstances where the Chairman of the Board is not considered independent under NI 58-101, the Board will appoint a lead director who will provide, as required, independent leadership to the Board and will facilitate the functioning of the Board independently of the senior officers and the Chairman (if not independent).

Other Public Company Directorships

The following directors or director nominees of the Corporation also currently hold directorships with other reporting issuers:

Name of Director	Other Reporting Issuers	Markets
John Begeman	Pan American Silver Corp.	Toronto Stock Exchange
	Allied Gold Corporation	Toronto Stock Exchange

Eva Bellissimo	Li-ft Power Corporation	TSX Venture Exchange

John Seaman	Wolfden Resources Corporation	TSX Venture Exchange
	Fitzroy Minerals Inc.	TSX Venture Exchange
	Magna Mining Inc.	TSX Venture Exchange

Christina McCarthy(1)	Kirkland Lake Discoveries Corp.	TSX Venture Exchange
	Borealis Mining Company Ltd.	TSX Venture Exchange
	Dryden Gold Corp.	TSX Venture Exchange
	Nuvau Minerals Inc.	TSX Venture Exchange

Notes:

(1)	Ms. McCarthy will not be standing for re-election at the Meeting.

Board Mandate

The duties and responsibilities of the directors of the Board are to supervise the management of the business and affairs of the Corporation and to act in the best interests of the Corporation. In discharging its mandate, the directors of the Corporation are responsible for the oversight and review of the development of, among other things, the following matters:

•	succession planning, including appointing, training and monitoring senior management;

•	reviewing financial and underlying operational performance of the Corporation;

•	the integrity of the Corporation’s internal controls and procedures, including adequate management information systems and the oversight of the testing of internal controls;

•	the strategic direction of the Corporation;

•	identifying the principal business risks of the Corporation and ensuring that procedures and people are in place to appropriately manage these risks; and

•	disclosure and communication policies for the Corporation to facilitate communications with investors and other interested parties.

The Board has adopted a formal written mandate (the “Board Mandate”) which clarifies these responsibilities and is complemented by the written mandates of each of its standing committees. The Board Mandate also sets out procedures relating to the Board’s operations, such as the number of meetings, delegation to committees of the Board and access to independent advisors. Pursuant to the Board Mandate, the Board is required to hold a minimum of one scheduled meeting per quarter and directors are expected to attend at least 75% of all meetings of the Board held in a given financial year. The Board Mandate also sets forth the Board’s policy is to hold an in camera session at the end of each Board meeting with only the independent directors of the Corporation in attendance.

The Board is responsible for assessing its own mandate and the effectiveness in fulfilling its mandate. The Board discharges its responsibilities and obligations either directly or through one of its committees, currently consisting of the Audit Committee, the Compensation Committee, the CG&N Committee and the TSS Committee.

The full text of the Board Mandate establishing the mandate and responsibilities of the Board is reproduced in its entirety in Appendix “A” attached hereto. A copy of the Board Mandate is also available on the Corporation’s website at www.i80gold.com.

Contact with the Board of Directors

Shareholders may send communications to the entire Board, to a particular committee, or to an individual director. The mailing address is i-80 Gold Corp., Suite 2500 Park Place, 666 Burrard Street, Vancouver, British Columbia, V6B 2X8, Attention: Corporate Secretary.

Board Role in Risk Oversight

The Board is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding the Corporation’s assessment of risks. The Board focuses on the most significant risks facing our Corporation and our Corporation’s general risk management strategy. While the Board oversees the Corporation, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing the Corporation and that our Board leadership structure supports this approach.

Position Descriptions

The Board has developed written mandates for the Chairman of the Board, the Chief Executive Officer, and each committee of the Board, including written responsibilities for the chair of each committee of the Board. A copy of the mandate of the Chairman of the Board, the Chief Executive Officer, and each committee of the Board are available on the Corporation’s website at www.i80gold.com.

Orientation and Continuing Education

When a new director is added, the CG&N Committee will, if requested by the Board, arrange for an orientation and education program to inform the new director about the role of the Board and its committees, the nature and affairs of the Corporation and the contribution which individual directors are expected to make to the Board in terms of both time and resource commitments. New directors will also be provided with reference materials and access to corporate information and other resources in order to give such directors an opportunity to become familiar with the Corporation and its operations, including:

•	information on the Board and its committees, and copies of the corporate governance policies of the Corporation;

•	access to recent, publicly filed documents of the Corporation, technical reports and any internal financial information;

•	access to recent Board and committee meeting materials;

•	access to management, technical experts and consultants; and

•	a summary of significant corporate and securities responsibilities.

The CG&N Committee is also mandated to consider continuing education opportunities that would be relevant to existing directors of the Corporation so that individual directors can maintain and enhance their abilities and ensure that their knowledge of the business and affairs of the Corporation remains current.

As each director has a different skill set and professional background, any orientation and continuing education activities will be tailored to the particular needs and experience of each director.

Ethical Business Conduct

The directors of the Corporation have adopted a written Code of Business Conduct and Ethics for the directors, officers and employees of the Corporation (the “Code”). A copy of the Code may be found on the Corporation’s website at www.i80gold.com.

The Code outlines the ethical principles that should guide all directors, officers and employees of the Corporation in the performance of their duties. It provides that directors, officers and employees must not only comply with applicable laws, rules and regulations, but also must engage in and promote honest and ethical conduct and abide by the policies and procedures that govern the conduct of the Corporation’s business. Further, any director, officer or employee who knows of or suspects a violation of the Code, or of any applicable laws, rules or regulations (including all applicable stock exchange rules), is obligated to immediately report such information to a member of management or the Audit Committee.

The senior management and directors of the Corporation are responsible for monitoring compliance with the Code and for regularly assessing its adequacy. The directors of the Corporation are responsible for interpreting the Code in any particular situation and for approving any changes to the Code as is required from time to time. The CG&N Committee will review actions taken by the senior officers to ensure compliance with the Code and the results of the confirmations, and any violations, of the Code, and will also monitor any proposed amendments to the Code and any waivers to the Code granted by the Board.

The directors of the Corporation as a whole ensure that directors exercise independent judgment in considering transactions and agreements in respect of which a director or executive officer of the Corporation has a material interest by requiring such director or executive officer to disclose any potential or actual conflicts of interest to the Chairman of the Corporation. If the Chairman determines that a conflict exists, such director or executive officer does not participate in the discussion or decisions regarding the transaction or agreements. Directors and executive officers of the Corporation are urged, where appropriate, to retain independent professional advice to ensure the fulfillment of their duties.

Nomination of Directors

The CG&N Committee is responsible for identifying potential candidates for the Board and also considers, from time to time, the desirable number of directors of the Corporation. The CG&N Committee has been delegated the responsibility of assessing potential Board candidates to fill perceived needs on the Board for required competencies, skills, independence, diversity, and other factors. Members of the Board are also consulted for possible candidates.

The CG&N Committee considers from time to time the desirable number of directors of the Corporation, identifies and recommends to the Corporation and the Board proposed nominees to be directors of the Corporation, and considers a skills matrix for the Board, which includes the competencies and skills that each individual director possesses. In identifying and making recommendations of nominee directors to the Board, the CG&N Committee considers the competencies and skills that are necessary for the Board as a whole to possess, the competencies and skills that are necessary for each individual director to possess, the competencies and skills which each new nominee to the Board is expected to bring, whether each proposed nominee to the Board will be able to devote sufficient time and resources to the Corporation, and diversity considerations in accordance with the Diversity Policy of the Corporation. For more information about the Diversity Policy and related considerations, see the discussion under the heading “Statement of Corporate Governance Practices – Policies Regarding the Representation of Women on the Board” below.

The CG&N Committee does not have a formal policy that addresses director candidates recommended by Shareholders because the Board believes that its current director solicitation processes and Shareholder engagement are sufficient to incorporate Shareholder involvement without a formal policy. Additionally, the CG&N Committee will consider director candidates recommended by Shareholders, and its process and criteria for considering such recommendations are no different than its process and criteria for screening and evaluating candidates suggested by directors, management of the Corporation, or third parties.

For details on the composition of the CG&N Committee and other responsibilities of the CG&N Committee, see “Statement of Corporate Governance Practices – Board Committees – Corporate Governance and Nominating Committee”.

Compensation

For information about the skills and experience of the members of the Compensation Committee, see “Statement of Executive Compensation – Compensation Discussion and Analysis – Compensation Governance” above.

The Compensation Committee is responsible for assisting the Board in setting the compensation of directors and senior officers of the Corporation and for developing and submitting to the Board recommendations with respect to other employee benefits that are considered advisable. In particular, the Compensation Committee is responsible for, among other things, reviewing and making recommendations to the Board with respect to the compensation policies and practices of the Corporation, annually reviewing and recommending to the Board for approval the remuneration of the senior officers of the Corporation (with such review being carried out in consultation with the Chief Executive Officer, other than the review of the remuneration of the Chief Executive Officer, for which he or she may not be present), annually reviewing and recommending to the Board for approval the remuneration of the directors of the Corporation. reviewing and making a recommendation to the Board on the hiring or termination of any senior executive or any special employment contracts, annually recommending to the Board any incentive award to be made to the senior executives under any incentive plan or under any employment agreement, and annually comparing the total remuneration of the senior executives with the remuneration of peers in the same industry. The role of the Compensation Committee includes reviewing and identifying, on an annual basis, any risks associated with the compensation policies and practices of the Corporation that are reasonably likely to have a material adverse effect on the Corporation and, to the extent deemed necessary by the Compensation Committee, establishing practices to identify and mitigate any compensation policies and practices that could encourage senior executives of the Corporation to take inappropriate or excessive risks. The Compensation Committee also oversees the equity-based compensation plans of the Corporation, including the Omnibus Incentive Plan.

Appropriate compensation is determined through periodic and annual reports from the Compensation Committee on the Corporation’s overall compensation and benefits philosophies, with such compensation realistically reflecting the responsibilities and risks of each position. For more information with respect to the compensation of the Named Executive Officers and the directors of the Corporation, see “Statement of Executive Compensation”.

Board Committees

As of the date hereof, the Corporation has the following standing committees of the Board. The mandates or charters of each of the committees are available on the Corporation’s website at www.i80gold.com.

Audit Committee

As of the date of this Circular, the Audit Committee is comprised of three members, John Seaman (Chair), John Begeman and Arthur Einav, each of whom is independent within the meaning of National Instrument 52-110 – Audit Committees, the NYSE American and the SEC. For details on the attendance of members of the Audit Committee at the meetings of the Audit Committee in the year ended December 31, 2024, see “Statement of Corporate Governance Practices – Board of Directors”.

For further information regarding the Audit Committee, including its members and responsibilities, see “Audit Committee Disclosure”.

Compensation Committee

As of the date of this Circular, the Compensation Committee is comprised of three members, being John Begeman (Chair), John Seaman and Cassandra Joseph, each of whom isindependent within the meaning of NI 58-101. For details on the attendance of members of the Compensation Committee at the meetings of the Compensation Committee in the year ended December 31, 2024 as well as independence determinations, see “Statement of Corporate Governance Practices – Board of Directors”.

For further information regarding the Compensation Committee members and its responsibilities, see “Statement of Executive Compensation – Compensation Discussion and Analysis” and “Statement of Corporate Governance Practices – Compensation”.

Technical, Safety & Sustainability Committee

As of the date of this Circular, the TSS Committee is comprised of three members, Ron Clayton, Christina McCarthy and Cassandra Joseph. For details on the attendance of members of the Committee at the meetings of the TSS Committee in the year ended December 31, 2024, see “Statement of Corporate Governance Practices – Board of Directors”.

The TSS Committee is responsible for reviewing reports from management of the Corporation concerning the Corporation’s compliance with applicable laws, rules, regulations and standards of corporate conduct with respect to health, safety and the environment. The TSS Committee is also responsible for reviewing and recommending to the Board for approval, any changes in, or additions to, the environmental and occupational health and safety policies. The TSS Committee also review other environmental matters and risks (which includes impacts on biodiversity and water quality, engagement with local communities relating to waste management and assess climate-related risks) and occupational health and safety matters and risks (which includes maintenance of plant, equipment and infrastructure and feedback from employees, contractors and local communities and stakeholders relating to site operations).

Corporate Governance and Nominating Committee

As of the date of this Circular, the CG&N Committee is comprised of three members, Eva Bellissimo (Chair), John Begeman and Arthur Einav, each of whom is independent within the meaning of NI 58-101. For details on the attendance of members of the CG&N Committee at the meetings of the CG&N Committee in the year ended December 31, 2024, see “Statement of Corporate Governance Practices – Board of Directors”.

The CG&N Committee is responsible for assisting the Corporation and the Board in fulfilling their respective corporate governance responsibilities under applicable securities laws, instruments, rules and mandatory policies and regulatory requirements, including all applicable stock exchange rules, and to promote a culture of integrity throughout the Corporation. It is the responsibility of the CG&N Committee, in consultation with the Chairman of the Board to review and make recommendations to the Board with respect to its standing committees, as well as the Chairs and mandates of such committees. The CG&N Committee will also periodically assess the size and composition of the Board, identify individuals qualified to be new Board members and, if requested, develop a comprehensive orientation and education program for new recruits to the Board and continuing education program for current members of the Board. The role of the CG&N Committee includes evaluating periodically the effectiveness of the Board as a whole, committees of the Board, and the contribution of individual directors, and reviewing requests from members of the Board to hire any outside consultants. It also oversees all proposed related party transactions and is responsible for reviewing and monitoring the enforcement of the Code. See “Statement of Corporate Governance Practices – Nomination of Directors”.

Assessments

The CG&N Committee is responsible for reviewing periodically the effectiveness of the Board as a whole, the committees of the Board and the contribution of individual directors. On an annual basis the Board responds to an assessment questionnaire that addresses the performance of the Board. The results of such assessment are tabulated by the Corporation’s Corporate Secretary, who then discusses and reports to the CG&N Committee and the Board on the results and any proposed action items to improve the functioning of the Board or any Committees.

Director Term Limits and Other Mechanisms of Board Renewal

As set forth above under “Business of the Meeting - Election of Directors”, each director elected serves until the next annual meeting of Shareholders unless his or her office is earlier vacated in accordance with the articles of the Corporation. The Board does not currently have a limit on the number of consecutive terms for which a director may sit as it believes that imposing arbitrary term or age limits at this stage of the Corporation’s development may be disruptive as it may prevent or restrict the continued service on the Board of experienced and valuable directors who will have acquired an institutional knowledge of the Corporation from such years of service. The imposition of inflexible term limits may not necessarily correlate with returns or benefits for stakeholders. Rather, the Board maintains a flexible approach to Board succession whereby it considers the addition of potential candidates in conjunction with its assessments of current directors and the Board as a whole. The CG&N Committee and the Board have an effective director evaluation process and which the Board believes is a more effective method to assess the fitness for service on the Board than age or term served. Periodically, the CG&N Committee, together with the CEO will survey directors individually to determine whether such director has sufficient time to devote to his or her Board duties and whether there is any other reason for which such director does not believe he or she should stand for re-election at the next annual general meeting. The Board believes that the above approach allows the Corporation to maintain an effective Board succession process.

Majority Voting Policy

The Board has adopted a majority voting policy (the “Majority Voting Policy”) which provides that in an uncontested election of directors, if any nominee for director receives a greater number of votes “withheld” from his or her election than votes “for” such election, that director will immediately tender his or her resignation to the Board following the meeting. The CG&N Committee will consider the offer of resignation and recommend to the Board whether or not to accept it. In its deliberations, the CG&N Committee will consider any exceptional circumstances that would justify not accepting the resignation. The CG&N Committee is expected to recommend that the Board accept the resignation absent exceptional circumstances. The Board will render a decision as to whether or not to accept the resignation within 90 days following the applicable Shareholders’ meeting, after considering the circumstances considered by the CG&N Committee and any other circumstances that the Board considers relevant. The Board will accept the resignation absent exceptional circumstances that would warrant the director continuing to serve on the Board. The Board will promptly issue a press release to announce its decision, a copy of which will be provided to the TSX. If a director refuses to tender his or her resignation in accordance with the Majority Voting Policy, such director will not be re-nominated at the next election.

Policies Regarding the Representation of Women on the Board

The Corporation believes that decision-making is enhanced through diversity in the broadest sense and it has a diversity policy (the “Diversity Policy”) to reflect this principle. In the context of an effective Board, diversity includes expression of thought, knowledge and competencies, experiences, backgrounds and perspectives. Diversity also includes valuing an individual’s gender, ethnicity, age, race, religion, disability, cultural and socio-economic background and sexual orientation. Taken together, these diverse experiences, backgrounds and perspectives provide an active, informed and positive contribution to the operation and oversight of the Corporation, the conduct of its business and its future development. The Corporation supports and encourages diversity of the Board and senior management team. In 2024, the Corporation increased the representation of women on its board with the election of Ms. Cassandra Joseph to the Board, bringing the representation of women on the Board at the end of the financial year 2024 to 33%. Ms. Christina McCarthy has advised the Corporation that she will not stand for re-election at the Meeting. Should all nominees be elected to the Board at the Meeting, the representation of women on the Board will be two out of seven directors (29%).

Pursuant to the Diversity Policy, the CG&N Committee reviews and assesses Board composition, including the level of representation of women on the Board, on behalf of the Board and recommends the appointment of new directors as applicable. In connection with this process, the CG&N Committee assesses the effectiveness of the Board as a whole, its committees and individual directors. The CG&N Committee considers the results of these assessments and the balance of skills, experience, independence and knowledge on the Board, diversity, how the Board works together as a unit, and other factors relevant to its effectiveness in making recommendations relating to Board appointments. The Corporation believes that a Board and senior management team made up of highly qualified individuals from diverse backgrounds enriches discussions and enhances decision-making.

Board appointment recommendations look to highly qualified individuals based on their experience, education, expertise, personal qualities, and general business and sector specific knowledge while also seeking to achieve its objectives established under its Diversity Policy. The CG&N Committee and the Board, may, if needed, engage external advisors to conduct a search for Board and management candidates to help achieve board diversity as described in the Diversity Policy.

The CG&N Committee is responsible for assessing the Corporation’s progress against the Diversity Policy’s objectives and continuing to review best practices with respect to diversity and inclusion. The CG&N Committee identified the skills and criteria that would be best suitable for a new board member to possess and identified a number of diverse candidates in 2024 that possessed such skills.

Consideration of the Representation of Women in the Director Identification and Selection Process

Pursuant to the Diversity Policy, the Board is committed to continue progress towards the goal of a more diverse board of directors. Although the Board has not adopted formal goals for gender diversity in 2024, the Board increased its representation of women on the Board from 25% to 33% with the election of Ms. Cassandra Joseph at the previous annual meeting of Shareholders held on May 14, 2024. Ms. Christina McCarthy has advised the Corporation that she will not stand for re-election at the Meeting. Should all nominees be elected to the Board at the Meeting, the representation of women on the Board will be two out of seven directors (29%).

The CG&N Committee maintains an evergreen list of potential candidates for election to the Board, which list includes diversity considerations as a criteria. In addition, the CG&N Committee considers diversity a criteria in the short list of candidates during the director identification and selection process. If relevant, the CG&N Committee will periodically assess the effectiveness of the nomination process at achieving the Corporation’s diversity goals.

Consideration Given to the Representation of Women in Executive Officer Appointments

The Diversity Policy also covers senior management appointments. The Board has not adopted formal goals for gender diversity for senior management. However, the Corporation when making senior management appointments considers and adopts meritocratic recruitment and progression measures designed to improve diversity in senior management and all levels of employees at the Corporation’s sites and offices.

The Corporation currently has 31% representation of women in non-executive positions within its workforce.

Targets Regarding the Representation of Women on the Board and in Executive Officer Positions

The Corporation continues to believe in the benefits derived from a diverse board with 30% representation of women on the Board of Directors. Assuming the election of the proposed nominees, two (29%) of the seven directors on the Board will be women.

None of the named executive officers of the Corporation is a woman, however of the Corporation’s twelve-person senior management team (vice president positions and above), three are held by women. The Corporation believes in the identification or selection of the most appropriate candidates for the Corporation’s specialized business and its current stage of operations. Diversity, including gender, age, nationality, cultural and educational background and business and other experience, is one of the factors that the CG&N Committee considers in identifying and nominating candidates for election or re-election to the Board. The CG&N Committee believes all of these factors are relevant to ensure high functioning Board members and believes that appointments of directors and executive officers should be made based on a holistic review of the merits of the individuals, taking into account knowledge and competencies of the Board or management candidate and balanced against the diversity criteria and goals of the Corporation. The Corporation is committed to providing an environment in which all employees and directors are treated fairly and with respect and have equal access to opportunities for advancement based on skills and aptitude.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No person who is, or at any time during the most recently completed financial year was, a director or executive officer of the Corporation, no person proposed to be nominated for election as a director of the Corporation, nor any associate of any such director, executive officer or proposed nominee, is, or at any time since the beginning of the most recently completed financial year of the Corporation has been, indebted to the Corporation or any of its subsidiaries, or indebted to another entity, where such indebtedness is, or at any time since the beginning of the most recently completed financial year has been, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Corporation or any of its subsidiaries, pursuant to a security purchase program of the Corporation or otherwise.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as otherwise disclosed herein, no informed person (as that term is defined in National Instrument 51-102 – Continuous Disclosure Obligations) of the Corporation, no person proposed to be nominated for election as a director of the Corporation, nor any associate or affiliate of any of them, has or has had any material interest, direct or indirect, in any transaction since the commencement of the Corporation’s most recently completed financial year or in any proposed transaction which has materially affected or is reasonably expected to materially affect the Corporation or any of its subsidiaries.

Transactions with Related Persons

Since December 31, 2022, there have been none and there are no currently proposed transactions in which the Corporation was or is to be a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of the following persons (had or will have a direct or indirect material interest:

•	any executive officer, director, or nominee for election as director of the Corporation;

•	any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to our outstanding Common Shares

•

any promoters and control persons; and any member of the immediate family (including any child, parent, sibling, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and stepchildren and stepparents, and any person sharing the household of such person (other than a tenant or an employee)) of any of the foregoing persons.

AUDIT COMMITTEE DISCLOSURE

Audit Committee Charter

The role of the Audit Committee is to support the Board in meeting its responsibilities to the shareholders of the Corporation. The Audit Committee is responsible for, among other things: (i) monitoring the Corporation’s systems and procedures for financial reporting and internal control; (ii) reviewing certain public disclosure documents of the Corporation; (iii) appointing and monitoring the performance and independence of the Corporation’s external auditors; and (iv) reviewing the Corporation’s audited financial statements, unaudited interim financial statements and related MD&A prior to their approval by the Board.

The responsibilities and duties of the members of the Audit Committee are set out in the Audit Committee’s charter.

Composition of the Audit Committee

The Audit Committee consists of three directors, being Messrs. Seaman, Begeman and Einav. Mr. Seaman is the Chair of the Audit Committee. The directors of the Corporation have determined that each of Messrs. Seaman, Begeman, and Einav is “independent” from the Corporation and “financially literate” for the purposes of National Instrument 52-110 – Audit Committees of the Canadian Securities Administrators (“NI 52-110”). The members of the Audit Committee are required to meet the independence and experience requirements of the NYSE American and Section 10A(m)(3) of the Exchange Act, and the rules and regulations of the SEC. All of the members of the Audit Committee meet these requirements of the NYSE American, Section 10A(m)(3) and the Exchange Act.

At least one member of the Audit Committee is required to be an “audit committee financial expert” as defined by the SEC. Mr. Seaman is the Corporation’s “audit committee financial expert.”

Each member of the Audit Committee has the ability to perform his responsibilities as an Audit Committee member based on his education and/or experience, as summarized below.

Relevant Education and Experience

The following summarizes the education and experience of each member of the Audit Committee that is relevant to the performance of his responsibilities as an Audit Committee member and, in particular, any education or experience that would provide the member with:

•	an understanding of accounting principles used by the Corporation to prepare its financial statements;

•	the ability to assess the general application of such accounting principles in connection with the accounting for estimates, accruals and provisions;

•

experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Corporation’s financial statements, or experience actively supervising one or more persons engaged in such activities; and

•	an understanding of internal controls and procedures for financial reporting.

Audit Committee Member	Relevant Education and Experience
John Seaman	Mr. Seaman has significant experience working with resource issuers as a director, controller and chief financial officer, and has been a member of various public company audit committees. Mr. Seaman received a Bachelor of Education degree from Lakehead University in April 1993 and a Bachelor of Science degree in April 1990.

John Begeman	Mr. Begeman is a professional mining engineer with over 40 years’ experience. He currently serves as a director of Yamana Gold Inc., where he is Chairman of the sustainability committee and a member of the audit committee. He previously served as Executive Chairman and director of Premier, director of African Gold Group, President, Chief Executive Officer and director of Avion Gold Corporation, Chief Operating Officer of Zinifex Canada Inc. and Vice President, Western Operations of Goldcorp Inc. In his capacity for Goldcorp Inc., he was responsible for its surface gold operations in South Dakota and the Industrial Minerals Division in Saskatchewan. Prior to Goldcorp Inc., Mr. Begeman held various engineering and management positions with Morrison Knudsen Company in the contract mining operations group throughout the western United States. Mr. Begeman holds a Bachelor of Science in Mining Engineering, a Master of Science in Engineering Management and a Master of Business Administration. Mr. Begeman is a member of the Institute of Corporate Directors and has attained the ICD.D designation. He is also a member of the National Association of Corporate Directors and is NACD Directorship Certified.

Arthur Einav	Mr. Einav is currently serving as General Counsel, Corporate Secretary, Senior Managing Director and Co-Head Enterprise Shared Services Group at Sprott Inc. Mr. Einav has worked on public and private debt and equity offerings, exchange offers, mergers and acquisitions and debt restructurings in a variety of industries. Mr. Einav has also previously served on an audit committee for another issuer listed on the NYSE. Mr. Einav is a member of the Institute of Corporate Directors and has attained the ICD.D designation.

Reliance on Certain Exemptions

At no time since the commencement of the Corporation’s most recently completed financial year has the Corporation relied on the exemption set out in section 2.4 (De Minimis Non-audit Services), section 3.2 (Initial Public Offerings), subsection 3.3(2) (Controlled Companies), section 3.4 (Events Outside Control of Member), section 3.5 (Death, Disability or Resignation of Audit Committee Member), section 3.6 (Temporary Exemption for Limited and Exceptional Circumstances) or section 3.8 (Acquisition of Financial Literacy) of NI 52-110 or any exemption from NI 52-110, in whole or in part, granted under Part 8 (Exemptions) of NI 52-110.

Audit Committee Oversight

At no time since the commencement of the most recently completed financial year of the Corporation was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the directors of the Corporation.

Pre-Approval Policies and Procedures

The Audit Committee’s charter contains policies and procedures for the engagement of non-audit services. The Audit Committee is responsible for the pre-approval of all audit services and permissible non-audit services to be provided to the Corporation by the external auditors, subject to any exceptions provided in NI 52-110.

All engagements and fees for the fiscal year ended December 31, 2024 were pre-approved by the Audit Committee.

External Auditor Service Fees

The aggregate fees billed by the external auditor of the Corporation, Grant Thornton, during the two most recently completed financial years of the Corporation are set out below.

Financial Year Ended	Audit Fees[1]	Audit Related Fees[2]	Tax Fees[3]	All Other Fees[4]
December 31, 2023	$902,914	—	—	—
December 31, 2024	$1,370,750	—	—	$235,400

Notes:

(1)	“Audit Fees” refers to the aggregate fees billed for audit services.
(2)

“Audit Related Fees” refers to the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements and are not reported under “Audit Fees”.

(3)	“Tax Fees” refers to the aggregate fees billed for professional services for tax compliance, tax advice and tax planning.
(4)	“All Other Fees” refers to the aggregate fees billed for products and services, other than the services reported under “Audit Fees”, “Audit Related Fees” and “Tax Fees”.

AUDIT COMMITTEE REPORT

The Audit Committee reviewed and discussed with management and Grant Thornton, the Corporation’s independent auditor, the audited consolidated financial statements included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024. Management and Grant Thornton indicated that the Corporation’s consolidated financial statements were fairly stated in accordance with generally accepted accounting principles.

The Audit Committee has discussed with Grant Thornton the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has received the written disclosures and the letter from Grant Thornton required by applicable requirements of the Public Company Accounting Oversight Board regarding Grant Thornton’s communications with the Audit Committee concerning independence. The Audit Committee has discussed with Grant Thornton its independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2024. The Audit Committee and the Board have also recommended the appointment of Grant Thornton as independent auditors for the Corporation for the fiscal year ending December 31, 2025.

Submitted by the Audit Committee Members:

John Seaman, Chair

John Begeman

Arthur Einav

SHAREHOLDER PROPOSALS

The Corporation is subject to the rules of both the SEC under the Exchange Act, and provisions of the Business Corporations Act (British Columbia) (“BCBCA”) with respect to shareholder proposals. As clearly indicated under the BCBCA and SEC rules under the Exchange Act, simply submitting a shareholder proposal does not guarantee its inclusion in the proxy materials.

Pursuant to the rules of the SEC, Shareholder proposals intended to be presented at the 2026 annual meeting of the Shareholders of the Corporation, and to be included in the Corporation’s proxy materials for the 2026 annual meeting of the Shareholders of the Corporation, must be received by us at our office in Vancouver, British Columbia by no later than [•], 2025, which is approximately 120 calendar days before the anniversary date on which our Circular was released to Shareholders in connection with this year’s annual meeting of the Shareholders of the Corporation, if such proposals are to be considered timely. If the date of the next annual meeting is changed by more than 30 days from the anniversary date of this year’s annual meeting of the Shareholders of the Corporation, then the deadline to submit a proposal to be considered for inclusion in next year’s proxy circular and form of proxy, is a reasonable time before we begin to print and mail proxy circular materials. The inclusion of any Shareholder proposal in the proxy materials for the 2026 annual meeting of the Shareholders of the Corporation will be subject to the applicable provisions of the BCBCA and the rules of the SEC, including, but not limited to, Rule 14a-8 promulgated under the Exchange Act. Shareholders intending to present a proposal or nominee at the 2026 annual meeting of the Shareholders of the Corporation, but not to include the proposal or nominee in our proxy statement, must provide notice to the Corporation, of such a proposal or nominee for the 2026 annual meeting of the Shareholders no later than the close of business on [•], 2026. However, it should be noted that if the Advance Notice Policy is approved by the Shareholders of the Corporation, such Shareholder proposals must be received by us no later than [•], 2025, which is approximately 30 calendar days before the anniversary date on which our Circular was released to Shareholders in connection with this year’s annual meeting.

The BCBCA also sets out the requirements for a valid proposal to be presented at next year’s annual general meeting outside of Rule 14a-8 and provides for the rights and obligations of the Corporation and the submitter upon a valid proposal being made. Proposals submitted under the applicable provisions of the BCBCA that a shareholder intends to present at next year’s annual meeting and wishes to be considered at next year’s annual general meeting outside of Rule 14a-8 must be received at least three (3) months before the anniversary of the Corporation’s last annual general meeting (June 17, 2025). Any shareholder proposals must also comply with all applicable provisions of the BCBCA and the regulations thereunder.

To comply with the universal proxy rules, Shareholders who intend to solicit proxies for Shareholder director nominations must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, no later than April 18, 2026. Shareholder director nominations must be made by a registered owner or beneficial owner of shares of the Corporation entitled to vote at the annual meeting. The notice of a shareholder director nomination must be delivered to the Corporation Secretary in writing and must contain certain prescribed information as specified in the Corporation’s Articles and Advance Notice Policy.

ADDITIONAL INFORMATION

Additional information relating to the Corporation can be found on SEDAR+ at www.sedar.ca and on EDGAR at www.sec.gov. Further financial information is provided in the comparative financial statements and the management’s discussion and analysis of the Corporation for its most recently completed financial year ended December 31, 2024, which have been filed on SEDAR+, and are included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2024, which has been filed on EDGAR at www.sec.gov. The Corporation will provide these documents to any Shareholder, without charge, upon request to the Secretary of the Corporation.

APPROVAL

The contents of this Circular, and the sending thereof to the Shareholders, have been approved by the directors of the Corporation.

DATED at Toronto, Ontario as of this 24th day of April, 2025.

BY ORDER OF THE BOARD

(Signed) “Richard Young”
Chief Executive Officer & Director

APPENDIX “A”

MANDATE OF THE BOARD OF DIRECTORS

PURPOSE

The board of directors (the “Board”) of i-80 Gold Corp. (the “Company”) is responsible for the supervision of the senior management of the business, the going concern and general affairs of the Company. The Board shall conduct the procedures, and manage the responsibilities and obligations set out below, either directly or through committees of the Board, currently consisting of the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee and the Technical, Safety and Sustainability Committee (the “Standing Committees”).

COMPOSITION

The Board should consist of individuals who possess skills and competencies in areas that are relevant to the business and affairs of the Company. At least a majority of the directors will be deemed to be “independent” directors within the meaning of applicable securities laws, instruments, rules and policies and regulatory requirements, including all applicable stock exchange rules (collectively “Applicable Laws”).

The directors of the Company will be elected at the annual meeting of the shareholders of the Company and shall serve no longer than the close of the next annual meeting of shareholders, subject to their re-election.

MEETINGS

The Board shall have at least four regularly scheduled meetings, at least one in each quarter, in each financial year.

The Chairman, the Chief Executive Officer (the “CEO”) and the Lead Director, if any, are responsible for the agenda for each meeting of the Board. Prior to each Board meeting, the Chairman and the CEO should discuss agenda items for the meeting with the Lead Director, if any. Materials for each meeting shall be distributed to the Board sufficiently in advance of the meeting.

Directors are expected to attend all meetings of the Board and its Committees (of which they are a member), unless adequate notification of absence is provided, and to adequately review meeting materials in advance of each meeting.

The independent directors of the Board, within the meaning of Applicable Laws, should hold an in-camera session without the non-independent directors and officers present at each meeting of the Board. The Chairman, if independent, and if not independent, the Lead Director if any, should chair the in-camera sessions.

BOARD COMMITTEES

The Board may appoint such committees from time to time as it considers appropriate. Each Standing Committee shall have a mandate that is approved by the Board setting out the responsibilities of, and the extent of the powers delegated to, such committee by the Board.

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RESPONSIBILITIES

Conduct

Board members are required to exercise their business judgment by acting honestly and in good faith in the best interests of the Company. In discharging this duty, Board members rely on the honesty and integrity of the Company’s management, outside advisors and consultants

Oversight of Management and the Board

The Board is responsible for the appointment, and replacement, of senior management of the Company. The Board should ensure that appropriate succession planning, including the appointment, training and monitoring of the senior officers and members of the Board, is in place.

The Board is responsible for satisfying itself as to the integrity of the CEO and the other senior officers and that the CEO and the other senior officers create a culture of integrity, fairness and ethics in accordance with the policies of the Company.

The Board should annually consider what additional skills and competencies would be helpful to senior management and the Board, with the Corporate Governance and Nominating Committee being responsible for identifying specific candidates for consideration for appointments to management and the Board.

Compensation

Through the Compensation Committee, the Board should review the compensation of Board members to ensure that the compensation realistically reflects the responsibilities and risks involved in being an effective director and should review the compensation of the senior officers to ensure that it is competitive within the industry and that the form of compensation aligns the interests and responsibilities of each senior officer with those of the Company.

Oversight of Financial Matters

The Board is responsible for reviewing the financial and underlying operational performance of the Company and assessing whether the Company continues to be a going concern.

The Board should review and approve the annual financial statements, management’s discussion and analysis related to such annual financial statements, budgets and forecasts, and the annual information form, management information circular and annual report, of the Company.

The Board, primarily through the Audit Committee, shall monitor and ensure the integrity of the internal controls and procedures (including adequate management information systems and the oversight of the testing of internal controls) within the Company and the financial reporting procedures of the Company.

The Board is responsible for considering, and if established, reviewing from time to time, and approving of a dividend and any dividend policy for the Company.

Oversight of Business Strategy & Risks

The Board has primary responsibility for the adoption of the strategic direction of the Company. The Board will contribute to the development of the strategic direction by approving, at least annually, a strategic plan and budget developed and proposed by the senior officers, subject to any changes required by the Board. The strategic plan and budget should take into account the business opportunities and business risks of the Company. The Board will review with the senior officers from time to time the strategic planning environment, the emergence of new opportunities, trends and risks and the implications of these factors on the strategic direction of the Company. The Board will review and approve the financial objectives, plans and actions of the Company, including significant capital allocations and expenditures including the going concern of the Company.

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The Board is responsible for overseeing the principal risks of the Company’s business, including environmental and social issues, utilizing management and external resources to ensure all principal and material risks are identified, assessed, monitored and effectively managed by the senior management team. In providing such oversight, the Board shall ensure the implementation of appropriate systems to effectively monitor and manage these risks. The Board shall ensure it is fully informed as to the assessment methodology of any potentially material risks to the Company. In discharging its oversight duties, each Standing Committee shall also include risk oversight as a responsibility within the functional area of their mandate.

The Board should monitor corporate performance against the approved strategic plan and budget, including assessing senior management and operating results, to evaluate whether the business is being appropriately managed.

Communications and Reporting to Shareholders

The Board is responsible for overseeing the continuous disclosure program of the Company with a view to satisfying itself that procedures and policies are in place and that senior management is adhering to such procedures and policies to ensure that material information is disclosed in a timely fashion.

The Board will ensure that the Company has a fulsome disclosure policy which includes a framework and procedures for investor relations and public disclosure in accordance with best practices.

Corporate Governance

The Governance Committee will recommend to the Board and the Board will establish and approve the approach and mandate of the Company to its corporate governance and all related policies.

The Board is responsible for assessing its own mandate and the effectiveness in fulfilling its mandate and the Governance Committee (the “Governance Committee”) shall assess the mandate and effectiveness of each of the other committees (considering, among other things, the recommendation of the applicable committee) from time to time and at least annually.

The Board is responsible for evaluating the relevant relationships of each independent director and is required to make an affirmative decision that any such relationship does not preclude a determination that the director is not independent within the meaning of Applicable Laws.

The Board is responsible for ensuring the establishment and compliance of appropriate standards of corporate conduct, adopt a corporate code of conduct for all employees, including senior officers, and shall ensure that procedures are in place to monitor compliance with such code. Any grants of waivers of the code of conduct shall only be granted in accordance with such code of conduct.

General

The Board is responsible for performing such other functions as are prescribed by law, including all Applicable Laws.

The Board may at any time retain outside financial, legal or other advisors at the expense of the Company. Any director may, subject to the approval of the Corporate Governance and Nominating Committee, retain an outside financial, legal or other advisor at the expense of the Company.

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LEAD DIRECTOR

The Board will appoint a Lead Director in circumstances in which the Chairman of the Board is not considered independent under Applicable Laws in order to provide independent leadership, as required, to the Board and for the other purposes set forth below.

If a Lead Director is required, the Governance Committee will recommend a candidate for the position of Lead Director from amongst the independent members of the Board. The Board will be responsible for appointing the Lead Director and approving the Lead Director’s remuneration.

The Lead Director, if any, will serve at the pleasure of the Board.

The Lead Director, if any, will provide as required, independent leadership to the Board and will facilitate the functioning of the Board independently of the senior officers and the Chairman.

The Lead Director, if any, will:

(a)	in the absence of the Chairman, act as chair of meetings of the Board;

(b)	review with the Chairman and the CEO matters for presentation to the Board;

(c)

consult and meet with any or all of the other independent directors, at the request of any of them and with or without the attendance of the Chairman and senior management, and represent such directors in discussions with the senior officers and Chairman concerning corporate governance and other matters;

(d)	together with the Chairman and the CEO, ensure that all required matters are presented to the Board, such that the Board is able to supervise the management of the business and affairs of the Company;

(e)

together with the Chairman and the Chair of the Governance Committee, ensure that the Board, the committees of the Board, individual directors and the senior officers understand and discharge their obligations under the approach to corporate governance established by the Board from time to time;

(f)	mentor and counsel new members of the Board to assist them in becoming active and effective directors;

(g)	facilitate the process of conducting director evaluations;

(h)	promote best practices and high standards of corporate governance in accordance with the policies of the Company; and

(i)	perform such other responsibilities and obligations as may be delegated to the Lead Director, if any, by the Board from time to time.

ANNUAL REVIEW

The Board shall review and reassess the adequacy of this Mandate at least annually. The Board, with the assistance of management, will ensure that this Mandate is disclosed on the Company’s website, and that this Mandate is disclosed in accordance with all applicable securities laws or regulatory requirements.

The performance of the Board shall be evaluated with reference to this Mandate annually.

FEEDBACK

The Board welcomes input and comments from shareholders of the Company relating to this mandate. Such input and comments may be sent to the Board through the non-executive Chairman of the Board in writing to: Ron Clayton, Chairman of the Board, 5190 Neil Road, Suite 460 Reno, Nevada 89502.

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Approved, Amended and Restated:	Corporate Governance & Nominating Committee Board of Directors

Date:	March 31, 2025

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APPENDIX “B”

ADVANCE NOTICE POLICY

ARTICLE 1

NOMINATION OF DIRECTORS

Section 1.1 Subject only to the Business Corporations Act (British Columbia) (the “Act”), applicable securities laws and the articles of the Corporation, only persons who are nominated in accordance with the procedures set out in this Section 1.1 shall be eligible for election as directors to the board of directors (the “Board”) of the Corporation. Nominations of persons for election to the Board may only be made at an annual meeting of shareholders, or at a special meeting of shareholders called for any purpose at which the election of directors is a matter specified in the notice of meeting, as follows:

(a)	by or at the direction of the Board or an authorized officer of the Corporation, including pursuant to a notice of meeting;

(b)

by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of Act or a requisition of shareholders made in accordance with the provisions of the Act; or

(c)

by any person entitled to vote at such meeting (a “Nominating Shareholder”), who: (i) is, at the close of business on the date of giving notice provided for in Section 1.3 below and on the record date for notice of such meeting, either entered in the securities register of the Corporation as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting; and (ii) has given timely notice in proper written form as set forth in this Article 1.

Section 1.2 For the avoidance of doubt, the foregoing Section 1.1 shall be the exclusive means for any person to bring nominations for election to the Board before any annual or special meeting ofshareholders of the Corporation.

Section 1.3 In addition to any other applicable requirement, for a nomination made by a Nominating Shareholder to be timely notice (a “Timely Notice”), the Nominating Shareholder’s notice must be received by the corporate secretary of the Corporation at the principal executive offices of the Corporation:

(a)

in the case of an annual meeting of shareholders (including an annual and special meeting), not later than the close of business on the thirtieth 30th day before the date of the meeting; provided, however, if the date (the “Notice Date”) on which the first public announcement made by the Corporation of the date of the annual meeting is less than 50 days prior to the meeting date, not later than the close of business on the 10th day following the Notice Date;

(b)

in the case of a special meeting (which is not also an annual meeting) of shareholders called for any purpose which includes the election of directors to the board, not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting is made by the Corporation;

provided that, in either instance, if notice-and-access (as defined in National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer) is used for delivery of proxy related materials in respect of a meeting described in Section 1.3(a) or (b) above, and the Notice Date in respect of the meeting is not less than fifty (50) days prior to the date of the applicable meeting, the notice must be received not later than the close of business on the fortieth (40th) day before the applicable meeting

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(but in any event, not prior to the Notice Date); provided, however, that in the event that the meeting is to be held on a date that is less than 50 days after the Notice Date, notice by the Nominating Shareholder shall be made, in the case of an annual meeting of shareholders, not later than the close of business on the 10th day following the Notice Date and, in the case of a special meeting of shareholders, not later than the close of business on the 15th day following the Notice Date.

Section 1.4 To be in proper written form, a Nominating Shareholder’s notice to the corporate secretary must comply with this Section and disclose or include, as applicable:

(a)	as to each person whom the Nominating Shareholder proposes to nominate for election as a director (a “Proposed Nominee”):

(i)	their name, age, business and residential address;

(ii)	the principal occupation, business or employment both presently and for the past five years;

(iii)	whether the Proposed Nominee is a “resident Canadian” within the meaning of the Act;

(iv)

the number of securities of each class of voting securities of the Corporation or any of its subsidiaries beneficially owned, or controlled or directed, directly or indirectly, by the Proposed Nominee, as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice;

(v)

a description of any relationships, agreements, arrangements, or understandings (including financial, compensation or indemnity related) between the Proposed Nominee or any affiliates or associates of, or any person or entity acting jointly or in concert with, the Proposed Nominee or the Nominating Shareholder, in connection with the Proposed Nominee’s nomination and election as director; and

(vi)

any other information that would be required to be disclosed in a dissident proxy circular or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to the Act or applicable securities law;

(b)	as to each Nominating Shareholder giving the notice:

(i)	their name, business and residential address;

(ii)

the number of securities of each class of voting securities of the Corporation or any of its subsidiaries beneficially owned, or controlled or directed, directly or indirectly, by the Nominating Shareholder or any other person with whom the Nominating Shareholder is acting jointly or in concert with respect to the Corporation or any of its securities, as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice;

(iii)

their interests in, or rights or obligations associated with, any agreement, arrangement or understanding, the purpose or effect of which is to alter, directly or indirectly, the person’s economic interest in a security of the Corporation or the person’s economic exposure to the Corporation;

(iv)

full particulars of any proxy, contract, arrangement, agreement or understanding pursuant to which such person, or any of its affiliates or associates, or any person acting jointly or in concert with such person, has any interests, rights or obligations relating to the voting of any securities of the Corporation or the nomination of directors to the board; and

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(v)

any other information relating to such person that would be required to be included in a dissident proxy circular or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to the Act or as required by applicable securities law.

Reference to “Nominating Shareholder” in this Section 1.5 shall be deemed to refer to each shareholder that nominated or seeks to nominate a person for election as director in the case of a nomination proposal where more than one shareholder is involved in making the nomination proposal.

Section 1.5 To be considered timely and in proper form, a Nominating Shareholder’s notice shall be promptly updated and supplemented if necessary, so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting.

Section 1.6 Any notice, or other document or information required to be given to the corporate secretary pursuant to this Article 1 may only be given by personal delivery, facsimile transmission or by email (at such email address as may be stipulated from time to time by the corporate secretary for purposes of this notice), and shall be deemed to have been received and made only at the time it is served by personal delivery to the corporate secretary at the address of the principal executive offices of the Corporation, email (at the address as aforesaid) or sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received); provided that if such delivery or electronic communication is made on a day which is a not a business day or later than 5:00 p.m. (Toronto time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the next following day that is a business day.

Section 1.7 Additional Matters

(1)

The chair of any meeting of shareholders of the Corporation shall have the power to determine whether any proposed nomination is made in accordance with the provisions of this Article 1, and if any proposed nomination is not in compliance with such provisions, must declare that such defective nomination shall not be considered at any meeting of shareholders.

(2)	The board may, in its sole discretion, waive any requirement of this Article 1.

(3)

For the purposes of this Article 1, “public announcement” means disclosure in a press release disseminated by the Corporation through a national news service in Canada, or in a document filed by the Corporation for public access under its profile on the System of Electronic Document Analysis and Retrieval at www.sedarplus.ca.

(4)

This Article 1 is subject to, and should be read in conjunction with, the Act and the articles. If there is any conflict or inconsistency between any provision of the Act or the articles and any provision of this Section, the provision of the Act or the articles will govern.

(5)

Despite any other provision of this Article 1, this Article 1 shall not apply to the annual meeting of shareholders of the Corporation to be held on June 17, 2025 or any adjournment or postponement thereof.

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ARTICLE 2

ANNUAL OR SPECIAL MEETINGS OF SHAREHOLDERS

Section 2.1 No business may be transacted at an annual or special meeting of shareholders other than business that is either (a) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board, (b) otherwise properly brought before the meeting by or at the direction of the Board, or (c) otherwise properly brought before the meeting by any shareholder of the Corporation who complies with the proposal procedures set forth in Section 2.2 below.

Section 2.2 For business to be properly brought before a meeting by a shareholder of the Corporation, such shareholder must submit a proposal to the Corporation for inclusion in the Corporation’s management proxy circular in accordance with the requirements of the Act; provided that any proposal that includes nominations for the election of directors shall also comply with the requirements of Article 1.

ANNUAL REVIEW

The Committee shall review and reassess the adequacy of this Policy annually and report to the Board on such review. The Board, with the assistance of Management, will ensure that this Mandate is disclosed on the Company’s website, and that this Mandate is disclosed in accordance with all applicable securities laws or regulatory requirements.

Dated:	March 31, 2025

Approved by:	Corporate Governance & Nominating Committee Board of Directors

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